UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04665

                     Commonwealth International Series Trust
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

                  5847 San Felipe, Suite 850 Houston, TX 77057
                  --------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Matrix Capital Group, Inc.
                             630 Fitzwatertown Road,
                              Building A, 2nd Floor
                           Willow Grove, PA 19090-1904
                           ---------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 888-345-1898

Date of fiscal year end:  10/31/2005
                          ----------

Date of reporting period: 04/30/2005
                          ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.    REPORTS TO SHAREHOLDERS

The Semi-Annual Report to Shareholders for the period ended April 30, 2005 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, (the "1940 Act") (17 CFR 270.30e-1) is filed herewith.

                         The Commonwealth International
                                  Series Trust
                           Australia/New Zealand Fund
                                   Japan Fund
                                  Global Fund
                          Real Estate Securities Fund

                             [LOGO] THE COMMONWEALTH
                           INTERNATIONAL SERIES TRUST

                               SEMI-ANNUAL REPORT

                                 April 30, 2005

                             [LOGO] THE COMMONWEALTH
                           INTERNATIONAL SERIES TRUST

                630 Fitzwatertown Road, Building A, Second Floor,
                     Willow Grove, PA 19090 * 888.345.1898

                Commonwealth Australia/New Zealand Fund (CNZLX)
                Commonwealth Real Estate Securities Fund (CNREX)
                        Commonwealth Global Fund (CNGLX)
                        Commonwealth Japan Fund (CNJFX)
                           www.commonwealthfunds.com

Dear Shareholder:

We are pleased to present this Semi-Annual report on the Commonwealth International Series Trust for the six months ended April 30, 2005.

Commonwealth Australia/New Zealand Fund

The Australia/New Zealand Fund's net asset value ("NAV") as of April 30, 2005 was U.S. $15.75 per share compared to U.S. $16.39 per share on October 31, 2004. On December 29, 2004, the Australia/New Zealand Fund made distributions of U.S. $1.72 per share. The six month holding period return for the Australia/New Zealand Fund is 6.5%, assuming reinvestment of gross distributions.

--------------------------------------------------------------------------------
RETURNS AS OF APRIL 30, 2005                                 6 MO         1 YR
--------------------------------------------------------------------------------
Commonwealth Australia/New Zealand Fund                      6.5%         21.3%
--------------------------------------------------------------------------------
Australian All Ordinaries Index(1)                          11.9%*        32.0%*
--------------------------------------------------------------------------------
NZSX 50 Free Float Total Return Index(2)                    13.7%*        32.6%*
--------------------------------------------------------------------------------

* The returns shown were calculated using the foreign currency values of the index translated into U.S. Dollars.

Management's Discussion of Fund Performance

The Commonwealth Australia/New Zealand Fund gained 6.5% over the six month period, underperforming indexes representing both the Australian and New Zealand equity markets. Those indexes gained 11.9% and 13.7% in U.S. Dollar terms, respectively. The Fund's investments in fixed income as well as the relatively small investment in the energy sector were factors contributing to the underperformance relative to the equity benchmarks. We believe the Fund's longer-term performance has continued to be competitive relative to the asset classes in which it invests in, which includes an allocation to fixed income.

                    COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
COMMONWEALTH AUSTRALIA/NEW ZEALAND ASSET ALLOCATION*
--------------------------------------------------------------------------------
New Zealand Equities                                                         33%
Australia Equities                                                           26%
New Zealand Bonds                                                            24%
Short Term Investments                                                       12%
Australia Bonds                                                               5%
--------------------------------------------------------------------------------

* Short-Term Investments include foreign currency valued at the current exchange rate. Percentages are based on total market value of investment securities. Holdings subject to change.

New Zealand's impressive economic growth in recent years has been a result of strong domestic demand as well as a strong world economy. While strong economic growth continued in 2004, the pace of growth declined as rising interest rates and a stronger currency began to take their toll on the economy. Following the above average growth rate in GDP of 4.6% (year-over-year) in 2003, economic growth slowed to 3.6% in 2004 and preliminary figures for the first quarter of 2005 are pointing towards further slowing of the economy.

Australia's economy has also experienced several consecutive years of above-average economic growth, but supply-side constraints resulting from an inadequate transportation infrastructure combined with a growing shortage of skilled workers have recently limited the growth of the economy. Growth in GDP for the fourth quarter of 2004 was 1.5% (year-over-year), a decrease in the rate of growth compared to the 4.5% (year-over-year) growth rate achieved in the fourth quarter of 2003. In addition to increases in consumer goods imports, the deterioration of the current account deficit, at 7% of GDP in the first quarter of 2005, was also negatively affected by a drought that has impacted nearly half of the nation's farmland, curbing farm exports this year.

The views expressed in these statements reflect those of the investment adviser only through the end of this report (April 30, 2005). Any such views are subject to change at any time based upon market or other conditions and FCA Corp disclaims any responsibility to update such views. These views may not be relied on as investment advice, and because investment decisions for any of the Commonwealth funds are based on numerous factors, the information herein may not be relied on as an indication of trading intent on behalf of any Commonwealth fund. Past performance does not guarantee future results. An investor's return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 888.345.1898 or visit the fund's website (www.commonwealthfunds.com) to obtain current performance data.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Commonwealth Global Fund

The Global Fund's NAV as of April 30, 2005 was U.S. $14.12 per share compared to U.S. $13.89 per share on October 31, 2004. On December 29, 2004, the Global Fund made distributions of U.S. $0.45 per share. The six month holding period return for the Global Fund is 4.7%, assuming reinvestment of gross distributions.

--------------------------------------------------------------------------------
RETURNS AS OF APRIL 30, 2005                                6 MO           1 YR
--------------------------------------------------------------------------------
Commonwealth Global Fund                                    4.7%           15.0%
--------------------------------------------------------------------------------
MSCI World Index(3)                                         6.0%           10.9%
--------------------------------------------------------------------------------

Management's Discussion of Fund Performance

The Commonwealth Global Fund gained 4.7% over the last six month period, underperforming its benchmark index, the MSCI World Index(3), which gained 6.0%. The Fund's relative underweighting towards the energy sector adversely affected the Fund's six month performance as the energy sector gained 13.5%, making it the best performing sector in the index over that period. Additionally, the Fund's higher allocation towards mid-cap securities relative to the benchmark was a significant detractor compared to the index, as concerns about the sustainability of the world economic growth and higher interest rates affected investor sentiment towards small and mid-cap companies to a greater degree than did those factors affect large-cap companies.

--------------------------------------------------------------------------------
COMMONWEALTH GLOBAL FUND COUNTRY/REGION ALLOCATION*
--------------------------------------------------------------------------------
North America                                                                44%
Europe                                                                       26%
Bonds, Pfd. Stock, & Short Term Investments                                  14%
Emerging Markets                                                             10%
Developed Asia ex-Japan                                                       4%
Japan                                                                         2%
--------------------------------------------------------------------------------

* Percentages are based on total market value of investment securities. Holdings subject to change.

On balance, we believe that the global economy will run on a slower track this year compared to last year. Higher average interest rates and continued high oil prices are likely to take a toll on the rate of economic activity in the months ahead. We think that business expansion will prove sustainable, but we also sense that growth may ease unless oil prices decline. Our preference for broad diversification and income producing equities with reasonable valuations remains very much intact.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Growth outside of the U.S. and China remains low. Euro area GDP growth stood at 1.5% (year-over-year) at the end of 2004 and moderated to 1.3% (year-over-year) in the first quarter of 2005, reflecting limited progress on structural reforms in the region. Although corporate profits have been on the rise over the last two years, weak domestic demand continues and the unemployment rate in the region, which has remained above 8% since 2002, stood at 8.9% at the end of April. Consumer related demand continues to fuel growth in the world's largest economy with GDP growth in the U.S. for the first quarter of the year increasing 3.5% versus the fourth quarter of 2004.

The views expressed in these statements reflect those of the investment adviser only through the end of this report (April 30, 2005). Any such views are subject to change at any time based upon market or other conditions and FCA Corp disclaims any responsibility to update such views. These views may not be relied on as investment advice, and because investment decisions for any of the Commonwealth funds are based on numerous factors, the information herein may not be relied on as an indication of trading intent on behalf of any Commonwealth fund. Past performance does not guarantee future results. An investor's return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 888.345.1898 or visit the fund's website (www.commonwealthfunds.com) to obtain current performance data.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Commonwealth Japan Fund

The Japan Fund's NAV on April 30, 2005 is U.S. $3.57 per share compared to U.S. $3.61 per share on October 31, 2004, a decrease of 1.1%. During the six month period, the Japan Fund made no distributions.

--------------------------------------------------------------------------------
RETURNS AS OF APRIL 30, 2005                              6 MO             1 YR
--------------------------------------------------------------------------------
Commonwealth Japan Fund                                  -1.1%            -10.5%
--------------------------------------------------------------------------------
TOPIX Index(4)                                            4.8%*            0.2%*
--------------------------------------------------------------------------------

*The returns shown were calculated using the foreign currency values of the index translated into U.S. Dollars.

Management's Discussion of Fund Performance

The Commonwealth Japan Fund decreased 1.1% over the last six months, underperforming its benchmark index, the Tokyo Stock Price Index or TOPIX(4), which gained 4.8% in U.S. Dollar terms. We are disappointed in the Fund's performance. The underperformance may be explained in part by our strategy of investing more heavily in large-cap stocks and in industrials and infrastructure related companies, which have not performed as well as the broader market. The small size of the Fund results in a higher expense ratio because of the costs that have to be absorbed by a smaller asset base (see further discussion under Expense ratios and how they impacted Fund performance) and a Fund share turnover rate that was higher than that of our other Funds, in each case relative to their size.

--------------------------------------------------------------------------------
                   COMMONWEALTH JAPAN FUND SECTOR ALLOCATION*
--------------------------------------------------------------------------------
Industrials                                                                  14%
Information Technology                                                       14%
Consumer Discretionary                                                       13%
Financials                                                                   12%
Exchange Traded Funds                                                        11%
Closed-End Funds                                                             10%
Health Care                                                                   6%
Utilities                                                                     6%
Fixed Income & Short-Term Investments                                         4%
Materials                                                                     4%
Consumer Staples                                                              3%
Telecommunications                                                            3%
--------------------------------------------------------------------------------

*     Sector allocation is based on the Global Industry Classification System
      (GICS), which is an enhanced industry classification standard, developed by Standard & Poor's in collaboration with Morgan Stanley Capital International (MSCI). Short-Term Investments include foreign currency valued at the current exchange rate. Percentages are based on total market value of investment securities. Holdings subject to 6 change.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Japan remains more reliant on external demand than is common for such a large economy. External demand helped advance Japan's cyclical prospects in 2003-04. Much of the expansion in Japan's exports reflected close trade relations with rapidly growing Asian countries. Many Japanese companies are well positioned to participate in China's growth through ventures in China. Increased offshore production by Japanese companies has also given rise to increased trade. Over the long run, the efficiency gains from this specialization of the production process could help raise returns substantially above recent (depressed) norms, fostering economic resilience.

The views expressed in these statements reflect those of the investment adviser only through the end of this report (April 30, 2005). Any such views are subject to change at any time based upon market or other conditions and FCA Corp disclaims any responsibility to update such views. These views may not be relied on as investment advice, and because investment decisions for any of the Commonwealth funds are based on numerous factors, the information herein may not be relied on as an indication of trading intent on behalf of any Commonwealth fund. Past performance does not guarantee future results. An investor's return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 888.345.1898 or visit the fund's website (www.commonwealthfunds.com) to obtain current performance data.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Commonwealth Real Estate Securities Fund

The Real Estate Securities Fund's NAV as of April 30, 2005 was U.S. $11.10 per share compared to U.S. $10.54 per share on October 31, 2004. On December 29, 2004, the Real Estate Securities Fund made distributions of $.08 per share. The six month holding period return for the Real Estate Securities Fund was 6.0%, assuming reinvestment of gross distributions.

--------------------------------------------------------------------------------
RETURNS AS OF APRIL 30, 2005                                    6 MO       1 YR
--------------------------------------------------------------------------------
Commonwealth Real Estate Securities Fund                        6.0%       23.0%
--------------------------------------------------------------------------------
Morgan Stanley REIT Index(5)                                    7.2%       35.1%
--------------------------------------------------------------------------------

Management's Discussion of Fund Performance

The Commonwealth Real Estate Securities Fund gained 6.0% over the six month period, modestly underper-forming its benchmark index, the Morgan Stanley REIT Index(5), which gained 7.2%. The Fund's underperfor-mance of the Morgan Stanley REIT Index was due in part to the Fund having a larger allocation of cash and cash equivalents as the Fund continued to build its core portfolio during the period. Additionally, the Fund's higher allocation to Mortgage REIT's during the period was a significant detractor, as concerns about interest rates dampened returns among Mortgage REIT securities.

--------------------------------------------------------------------------------
        COMMONWEALTH REAL ESTATE SECURITIES FUND INVESTMENT ALLOCATION*
--------------------------------------------------------------------------------
U.S. REITS                                                                   34%
Bonds, Pfd. Stock & Short-Term Investments                                   30%
International                                                                14%
U.S. Other Real Estate                                                       13%
Exchange Traded Funds                                                         5%
Closed End Funds                                                              4%
--------------------------------------------------------------------------------

* Percentages are based on total market value of investment securities. Holdings subject to change.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Real estate stock prices and valuations have been impacted by interest rate uncertainty during the first quarter of 2005. The asset class declined in January along with the rest of the market as interest rate fears rattled many non-dedicated investors who came to the REIT market looking for yield. As a result, the sector has become more sensitive to headline economic releases. However, during April, REITs regained a majority of the losses sustained since the beginning of the year.

The views expressed in these statements reflect those of the investment adviser only through the end of this report (April 30, 2005). Any such views are subject to change at any time based upon market or other conditions and FCA Corp disclaims any responsibility to update such views. These views may not be relied on as investment advice, and because investment decisions for any of the Commonwealth funds are based on numerous factors, the information herein may not be relied on as an indication of trading intent on behalf of any Commonwealth fund. Past performance does not guarantee future results. An investor's return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 888.345.1898 or visit the fund's website (www.commonwealthfunds.com) to obtain current performance data.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Portfolio Management Review

In the following interview, portfolio manager Robert W. Scharar discusses Commonwealth International Series Trust's operations, strategy and the market environment during the six-month period ended April 30, 2005.

Who is the adviser?

The Funds' investment adviser is FCA Corp ("FCA"). FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA and its predecessors have been in business since 1975.

Why do our Funds include shares of foreign companies?

We believe a portfolio containing foreign securities offers an investor better diversification and less correlation when compared with a portfolio invested entirely in domestic securities. In general, we think that investors should consider international investing not only for diversification, but also because we believe there really is no well-founded reason for investors to limit themselves to the U.S. stock market. A well diversified investment portfolio includes an allocation to international as well as domestic markets because investing outside the U.S. provides the traditional benefits of diversification--the potential to diminish risk and achieve more consistent long-term performance. It also offers exposure to many of the world's leading companies and fastest growing economies.

What are ADRs and how do we use them?

American depositary receipts (ADRs). Certificates issued by a U.S. bank and traded in this country as domestic shares. The shareholder is entitled to all dividends and capital gains. The certificates represent the number of foreign securities the U.S. bank holds in that security's country of origin. ADRs make trading foreign securities in the U.S. easier by eliminating currency exchange, legal obstacles, foreign ownership transfers and the need to trade on a foreign exchange. ADRs are also called American depositary shares. (For more information on ADRs visit the Bank of New York's website, www.adrbny.com)

Because Depositary Receipts (ADRs) trade on a U.S. stock exchange, the Funds may purchase an ADR, as opposed to the ordinary shares, thus avoiding additional foreign custodial expenses. In addition, ADRs traded in the U.S. are denominated in U.S. Dollars, thus eliminating the need to convert U.S. Dollars into foreign currency. When feasible and given proper liquidity in the security, the Funds will generally purchase ADRs instead of foreign shares. Although ADRs are U.S. denominated securities, the value of the underlying security (ordinary shares), as well as fluctuations in foreign currency rates, will have a material impact on the value of the ADR. The price of the ADR may be at a premium or discount to the underlying security it represents. ADRs are not available for the majority of foreign equities.

Our Funds' Portfolio Turnover

Higher levels of portfolio purchase and sale activity by a Fund result in higher transaction costs and may also result in more realized capital gains or losses, the impact of which is borne by the Fund's shareholders. Each Fund generally invests in equity securities with the view to hold them long-term. The portfolios' securities are evaluated on their long-term prospects. The Fund may experience higher or lower turnover ratios in certain

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

years as the portfolio is rebalanced to take advantage of long-term opportunities, share proceeds are invested, securities are sold to cover redeemed shares (see Fund Share Turnover) or portfolio positions are allocated between fixed income and equity securities.

Fund Share Turnover & How It May Impact Fund Performance

Share turnover represents the purchase and sale of the shares of the Commonwealth International Series Trust by Fund Shareholders. Share turnover in the Australia/New Zealand Fund and the Japan Fund are relatively high on an absolute basis when compared to the size of these Funds because some investors, trading through some brokerage firms, have engaged in many purchases and sales of the Funds. Frequent Fund share turnover by certain shareholders may result in higher portfolio turnover and costs which are borne by all shareholders, may impact the amount of Fund assets maintained in short-term investments, the amount of Fund borrowings and may adversely impact Fund investment performance. The Commonwealth International Series Trust Board of Trustees has been advised of this and continues to closely monitor the situation. In this regard, the Funds'Advi-sor, the Funds' Administrator and the Funds' Transfer Agent have been directed to monitor and report to the Board the extent to which such trading occurs. The following are some of the steps that have been taken: the Funds' use of American Depositary Receipts (ADR's) and other U.S. priced securities as investment vehicles; the use of in-the-money equity call options; the establishment of lines of credit to lessen the need, or allow additional time, to liquidate longer term positions to cover redemptions that exceed the cash position of the Funds; limitations on the distribution of real time portfolio holdings information or other information of the type sought by short-term traders; and certain accounts have been blocked from purchasing the Funds' shares.

While the Funds seek to identify and restrict trading perceived as harmful to the Funds, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these and other reasons, excess short-term trading that may be harmful to the interests of the Fund and long-term investors may occur. The Funds or their agent may request representations of compliance with the market-timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. Accordingly the Fund does not accommodate market timing.

Expense ratios and how they impact Fund performance.

The operating expense ratio of the Funds which invest overseas can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since certain expenses to the Funds (such as custodial, currency exchange, valuation and communications costs) are higher and because there are expenses associated with international investing that do not exist in domestic investing (such as currency exchange expenses).

As with every mutual fund, size has an impact on the expense ratio. Typically, larger funds can have lower expense ratios as there is more of an opportunity to spread out among a greater number of shareholders the fixed and semi-fixed costs necessary to operate a mutual fund. These expenses are allocated on a daily basis among all shareholders. This can be evidenced by the Commonwealth's own Australia/New Zealand Fund which grew from assets of $4.534 million and an expense ratio of 5.74% on 10/31/01 to assets of $50.72 million and an expense ratio of 1.88% on 4/30/05. The Japan Fund, with $6.21 million in assets, on the other hand, to date has not been able to attract as many assets and therefore it has an expense ratio of 3.01%.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Administrative Fee Arrangements

Each Fund pays FCA Corp., as the Advisor, 0.75% per annum of its total net asset value, excluding the asset value that one Fund invests in another Fund of the complex. InCap Service Company ("InCap"), the Administrator, with the assistance of Matrix Capital Group, Inc. provide services for all aspects of the Funds' operations other than the management of its investments and are paid by each Fund for those services. Each Fund bears the cost of its accounting services which includes maintaining their financial books and records and calculating their daily net asset value. Each Fund also pays transfer agency fees, custodial fees, legal and auditing fees, the costs of reports to stockholders and the Securities and Exchange Commission, fees under the Service and Distribution Plan, Directors Fees and all other ordinary expenses not specifically borne by the Administrator. InCap is not related to the Advisor.

Other Matters

Government and self-regulatory authorities have instituted investigations of various practices in the mutual fund industry, including investigations relating to market-timing, administration and books and recordkeeping requirements, among other things. These investigations cover investment advisors, distributors and transfer agents of mutual funds, as well as other firms. Commonwealth International Series Trust and FCA Corp are currently the subject of such investigation. Commonwealth International Series Trust and FCA Corp have complied with all requests to furnish documents and testimony relating to such activity. Commonwealth International Series Trust is incurring expenses in connection with this proceeding and related regulatory activities, a portion of which will be borne by the Funds and therefore impact the NAV and the Funds shareholders. FCA Corp and the Commonwealth International Series Trust continue their commitment to the highest level of service through ongoing reviews of their internal policies, procedures and personnel, taking action where appropriate.

While FCA Corp and the Commonwealth International Series Trust believe that these inquiries will not have a material adverse impact on the Funds and their shareholders, there can be no assurance that this inquiry and any policy surrounding or resulting from it will not result in reduced sale or increased redemption of Commonwealth Fund shares, which could increase Commonwealth Fund transaction costs or operating expenses, or have other adverse consequences on the Commonwealth Funds.

Details of Fund portfolio turnover and expenses are included with the accompanying financial statements.

In Closing: We thank you for your support of the Commonwealth International Series Trust and your continued interest. We truly value our investors and if you have questions please feel free to contact us.


    /s/ Robert W. Scharar                 /s/ Wesley R. Yuhnke                /s/ Carlos Rubio

      Robert W. Scharar                     Wesley R. Yuhnke                    Carlos Rubio
President and Portfolio Manager        Assistant Portfolio Manager       Assistant Portfolio Manager

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus which may be obtained at www.commonwealth-funds.com or from the Funds' Distributor or your broker.

We advise you to consider the Funds' objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

(1) The Australian All Ordinaries Index is a cap-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979. It is not an investment product available for purchase.

(2) The New Zealand Exchange Limited 50 Free Float Total Return Index is a modified market capitalization weighted index. The index consists of the top 50 companies by free float adjusted market capitalization that is listed on the New Zealand Exchange Limited. It is not an investment product available for purchase.

(3) The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. It is not an investment product available for purchase.

(4) The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub-indices of the 33 industry sectors and developed with a base index value of 100 as of January 4, 1968. The index calculation excludes temporary issues and preferred stocks. It is not an investment product available for purchase.

(5) The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994. It is not an investment product available for purchase.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                          INFORMATION ABOUT YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12-B1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (10/31/04) and held for the entire period of 10/31/04 through 04/30/05. Please note however that this table is unaudited. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 10/31/04). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to esti mate the actual ending account balance or expenses you paid for the period. You may use this information compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the rel ative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds' prospectus.

  Expenses and Value of a $1,000 Investment for the six months ended April 30,
                                      2005

                                           Beginning         Ending
                                         Account Value    Account Value    Expenses Paid
Actual Fund Return (in parentheses)         10/31/04         04/30/05      During Period*
                                            --------         --------      --------------
Australia/New Zealand Fund (6.48%)         $1,000.00        $1,064.80        $    9.62
Japan Fund (-1.11%)                         1,000.00           988.90            14.84
Global Fund (4.70%)                         1,000.00         1,047.00            11.47
Real Estate Securities Fund (5.95%)         1,000.00         1,059.50            14.09

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                          INFORMATION ABOUT YOUR FUND'S EXPENSES

                                  Beginning          Ending
                                Account Value    Account Value    Expenses Paid
Hypothetical 5% Fund Return        10/31/04         04/30/05      During Period*
                                   --------         --------      --------------
Australia/New Zealand Fund        $1,000.00        $1,015.47        $    9.39
Japan Fund                         1,000.00         1,009.87            15.00
Global Fund                        1,000.00         1,013.59            11.28
Real Estate Securities Fund        1,000.00         1,011.11            13.76

* Expenses are equal to the Funds' annualized expense ratios of 1.88%, 3.01%, 2.26% and 2.76% for the Aus-tralia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds' prospectus, which can be obtained from your investment representative or by calling 888-345-1898. Please read it carefully before you invest or send money.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares       Value
                                                                                     ------       -----
AUSTRALIA (26.77%)
------------------

COMMON STOCK (21.53%)

ADVERTISING (0.40%)
STW Communications Group, Ltd. .................................................    100,000    $   213,945
                                                                                               -----------
AIRLINES (0.50%)
Quantas Airways, Ltd. ..........................................................    104,270        262,161
                                                                                               -----------
BANKS (3.27%)
Australia and New Zealand Bank Group, Ltd. - ADR ...............................     11,000        927,850
National Australia Bank, Ltd. - ADR ............................................      7,000        800,730
                                                                                               -----------
                                                                                                 1,728,580
                                                                                               -----------
BUILDING (2.06%)
James Hardie Industries NV .....................................................     96,200        511,527
Rinker Group, Ltd. .............................................................     65,000        577,067
                                                                                               -----------
                                                                                                 1,088,594
                                                                                               -----------
CONTAINERS (1.16%)
Amcor, Ltd. - ADR ..............................................................     30,000        615,900
                                                                                               -----------
DIVERSIFIED HOLDINGS (1.04%)
Patrick Corp., Ltd. ............................................................    130,000        552,198
                                                                                               -----------
ENGINEERING & CONSTRUCTION (0.30%)
Bradken, Ltd. ..................................................................     90,000        158,117
                                                                                               -----------
FINANCIAL SERVICES (0.95%)
Macquarie Bank, Ltd. ...........................................................      8,500        303,643
Perpetual Trustees Australia, Ltd. .............................................      5,000        201,023
                                                                                               -----------
                                                                                                   504,666
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares       Value
                                                                                     ------       -----
FOOD & BEVERAGE (1.82%)
Burns Philp and Co., Ltd. * ....................................................    600,000    $   445,069
Coca-Cola Amatil, Ltd. .........................................................     80,000        517,217
                                                                                               -----------
                                                                                                   962,286
                                                                                               -----------
INFRASTRUCTURE (0.54%)
Macquarie Infrastructure Group .................................................    100,000        283,439
                                                                                               -----------
INSURANCE (1.64%)
Promina Group, Ltd. ............................................................    130,000        517,686
QBE Insurance Group, Ltd. ......................................................     30,000        349,028
                                                                                               -----------
                                                                                                   866,714
                                                                                               -----------
MINING (3.37%)
BHP Billiton, Ltd. - ADR .......................................................     20,000        505,600
Jubilee Mines NL ...............................................................     55,000        228,039
Oxiana, Ltd. * .................................................................    300,000        203,795
Rio Tinto Plc - ADR ............................................................      7,000        844,200
                                                                                               -----------
                                                                                                 1,781,634
                                                                                               -----------
MISCELLANEOUS MANUFACTURING (0.87%)
Orica, Ltd. ....................................................................     10,000        122,589
Wesfarmers, Ltd. ...............................................................     12,000        336,378
                                                                                               -----------
                                                                                                   458,967
                                                                                               -----------
MULTIMEDIA (0.60%)
News Corp. .....................................................................     20,000        318,400
                                                                                               -----------
OIL & GAS (1.22%)
Origin Energy, Ltd. ............................................................    117,702        644,250
                                                                                               -----------
TELECOMMUNICATIONS (1.15%)
Telstra Corp., Ltd. ADR ........................................................     32,100        609,900
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares       Value
                                                                                     ------       -----
UTILITIES (0.64%)
Australian Gas Light Co., Ltd. .................................................     30,000    $   336,379
                                                                                               -----------
          TOTAL COMMON STOCK (Cost $9,722,770) .................................                11,386,130
                                                                                               -----------
                                                                                  Principal
                                                                                  ---------
BONDS (5.03%)
Australian Government Bond, 6.75%, due 11/15/06 + ..............................  1,000,000        783,915
Australian Government Bond, 7.50%, due 07/15/05 + ..............................  1,000,000        798,063
BHP Billiton Finance USA, Ltd., 4.80%, due 04/15/13 ............................    300,000        302,328
Nestle Australia, Ltd., 4.75%, due 11/21/05 + ..................................  1,000,000        775,536
                                                                                               -----------
          TOTAL BONDS (Cost $2,617,888) ........................................                 2,659,842
                                                                                               -----------

                                                         Expiration Date -
                                                          Exercise Price          Contracts
                                                          --------------          ---------
CALL OPTIONS PURCHASED (0.21%)
BHP Billiton, Ltd. .......................................05/21/05 - 17.5               100         77,000
BHP Billiton, Ltd. .......................................08/20/05 - 20                  50         28,500
News Corp. ...............................................07/16/05 - 15                  50          6,500
                                                                                               -----------
          TOTAL CALL OPTIONS PURCHASED (Cost $111,115) .........................                   112,000
                                                                                               -----------
          TOTAL AUSTRALIA (Cost $12,451,773) ...................................                14,157,972
                                                                                               -----------

NEW ZEALAND (58.01%)
--------------------

COMMON STOCK (28.92%)

                                                                                     Shares
                                                                                     ------
AGRICULTURE (2.02%)
Allied Farmers, Ltd. ...........................................................    194,278        435,237
Pyne Gould Guiness, Ltd. .......................................................    539,789        632,303
                                                                                               -----------
                                                                                                 1,067,540
                                                                                               -----------
APPLIANCES (0.94%)
Fisher and Paykel Appliances Holdings, Ltd. ....................................    150,000        306,391
Scott Technology, Ltd. .........................................................    101,245        189,757
                                                                                               -----------
                                                                                                   496,148
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares       Value
                                                                                     ------       -----
BUILDING MATERIALS (0.86%)
Fletcher Building, Ltd. ........................................................    100,000    $   453,913
                                                                                               -----------
CHEMICALS (0.55%)
Nuplex Industries, Ltd. ........................................................    111,355        289,414
                                                                                               -----------
COMMERCIAL SERVICES (0.18%)
Taylors Group, Ltd. ............................................................     54,050         94,970
                                                                                               -----------
COMPUTER SERVICES (0.61%)
Renaissance Corp., Ltd. ........................................................    451,434        323,893
                                                                                               -----------
FINANCIAL SERVICES (0.19%)
Ashburton Building Society, Ltd. ...............................................     22,351         70,363
Loan and Building Society ......................................................      9,695         32,224
                                                                                               -----------
                                                                                                   102,587
                                                                                               -----------
FOREST AND PAPER (0.17%)
Evergreen Forest, Ltd. * .......................................................    448,500         91,939
                                                                                               -----------
HEALTHCARE (3.82%)
Fisher and Paykel Healthcare Corp. .............................................    403,195        891,463
Ryman Healthcare, Ltd. .........................................................    250,000        624,131
Wakefield Hospital, Ltd. .......................................................    186,532        503,919
                                                                                               -----------
                                                                                                 2,019,513
                                                                                               -----------
LEISURE AND RECREATION (0.44%)
Tourism Holdings, Ltd. .........................................................    200,000        234,278
                                                                                               -----------
MANUFACTURING (0.44%)
Skellmax Industries, Ltd. ......................................................    300,000        232,814
                                                                                               -----------
MULTIMEDIA (2.13%)
CanWest MediaWorks NZ, Ltd. ....................................................    150,000        180,101
Independent Newspapers, Ltd. ...................................................    215,000        944,432
                                                                                               -----------
                                                                                                 1,124,533
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                    Shares        Value
                                                                                    ------        -----
PORTS (4.21%)
Port of Tauranga, Ltd. .........................................................    175,000    $   627,791
Ports of Auckland, Ltd. ........................................................    133,392        770,527
South Port New Zealand, Ltd. ...................................................  1,027,930        827,823
                                                                                               -----------
                                                                                                 2,226,141
                                                                                               -----------
REAL ESTATE (2.74%)
AMP NZ Office Trust ............................................................    500,000        329,453
Calan Healthcare Properties Trust ..............................................    901,814        620,620
Kiwi Income Property Trust .....................................................    293,511        247,117
URBUS Properties, Ltd. .........................................................    312,832        251,933
                                                                                               -----------
                                                                                                 1,449,123
                                                                                               -----------
RENTAL EQUIPMENT (1.38%)
Hirequip New Zealand, Ltd. .....................................................    997,500        730,288
                                                                                               -----------
RETAIL (0.61%)
Hallestein Glasson Holdings, Ltd. ..............................................    100,000        263,563
Restaurant Brands New Zealand, Ltd. ............................................     63,270         60,681
                                                                                               -----------
                                                                                                   324,244
                                                                                               -----------
STEEL (0.80%)
Steel and Tube Holdings, Ltd. ..................................................    140,000        425,361
                                                                                               -----------
TELECOMMUNICATIONS (2.02%)
Telecom Corp. of New Zealand, Ltd. - ADR .......................................     30,000      1,067,100
                                                                                               -----------
TEXTILES (0.48%)
Feltex Carpets, Ltd. ...........................................................    500,000        252,581
                                                                                               -----------
TRANSPORTATION SERVICES (0.30%)
Toll NZ, Ltd. * ................................................................     70,000        158,357
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares       Value
                                                                                     ------       -----
UTILITIES (2.22%)
Contact Energy, Ltd. ...........................................................     88,700    $   462,365
Infratil, Ltd. .................................................................    333,274        710,517
                                                                                               -----------
                                                                                                 1,172,882
                                                                                               -----------
WASTE MANAGEMENT (1.81%)
Waste Management NZ, Ltd. ......................................................    222,154        959,593
                                                                                               -----------
          TOTAL COMMON STOCK (Cost $11,624,322) ................................                15,297,212
                                                                                               -----------

                                                                                  Principal
                                                                                  ---------
BONDS (24.78%)
ANZ National Bank, Ltd., 7.04%, due 07/23/12 # .................................  1,000,000        746,394
ASB Capital, Ltd., Perpetual Floating Rate Notes ...............................    500,000        374,112
Bank of New Zealand, 7.50%, due 09/15/05 # .....................................    500,000        366,476
Coca-Cola Amatil NZ, Ltd., 8.00%, due 06/15/05 # ...............................    500,000        366,878
Dunedin City Treasury, Ltd., 7.50%, due 10/15/07 # .............................  1,000,000        743,450
Evergreen Forests, Ltd., zero coupon, due 03/19/09 # ...........................    103,051         90,535
Fletcher Building Finance, Ltd., 8.60%, due 03/15/08 # .........................    775,000        582,938
Fonterra Cooperative Group, Ltd. Perpetual Notes, 7.73%, due 11/10/50 # ........  1,000,000        790,688
Global Corporate Credit, Ltd., Credit Linked Notes, 7.20%, due 12/30/08 # ......    800,000        590,087
Global Corporate Credit, Ltd., Credit Linked Notes, 8.25%, due 12/30/08 # ......  1,000,000        728,457
Global Equity Market Securities, Ltd., zero coupon, due 01/18/08 ...............  3,350,000      2,501,647
GPG Finance Plc, 8.70%, due 12/15/08 # .........................................  1,500,000      1,134,746
National Bank of New Zealand, Ltd., 6.87%, due 4/18/11# ........................    500,000        363,298
New Zealand Government Bond, 6.50%, due 02/15/06 # .............................  2,500,000      1,830,418
TCNZ Finance, Ltd., 7.50%, due 09/15/06 # ......................................    500,000        372,282
Transpower Finance, Ltd., 8.0%, due 06/15/05 # .................................    500,000        372,189
URBUS Properties, Ltd. Convertible Notes, 9.25%, due 03/10/07 # ................    563,325        424,793
Westpac Banking Corp., 6.25%, due 10/24/05 # ...................................  1,000,000        729,313
                                                                                               -----------
          TOTAL BONDS (Cost $10,913,589) .......................................                13,108,701
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares       Value
                                                                                     ------       -----
INVESTMENT COMPANIES (3.60%)
AMP Investments' World Index Fund * ............................................    749,937    $   581,985
New Zealand Investment Trust Plc ...............................................    220,169      1,176,685
Smartshares - NZSX 50 Portfolio Index Fund .....................................    142,386        143,856
                                                                                               -----------
          TOTAL INVESTMENT COMPANIES (Cost $1,594,866) .........................                 1,902,526
                                                                                               -----------
SHORT TERM INVESTMENTS (0.71%)
Forsyth Barr Money Market # (Cost $338,618) ....................................    511,999        374,843
                                                                                               -----------
          TOTAL NEW ZEALAND (Cost $24,471,395) .................................                30,683,282
                                                                                               -----------
UNITED STATES (13.51%)
----------------------
INVESTMENT COMPANIES (5.01%)
Aberdeen Asia-Pacific Income Fund, Inc. ........................................     17,700        110,625
iShares MSCI Australia Index Fund ..............................................     70,000      1,180,200
iShares MSCI Pacific ex - Japan Index Fund .....................................     15,000      1,361,700
                                                                                               -----------
          TOTAL INVESTMENT COMPANIES (Cost $2,507,731) .........................                 2,652,525
                                                                                               -----------
SHORT TERM INVESTMENTS (4.92%)
Fifth Third Institutional Government Money Market Fund, 2.41% ** ...............  2,445,390      2,445,390
Fifth Third U.S. Treasury Money Market Fund, 2.32% ** ..........................    158,158        158,158
                                                                                               -----------
          TOTAL SHORT TERM INVESTMENTS (Cost $2,603,548) .......................                 2,603,548
                                                                                               -----------
U.S. TREASURY NOTES (3.58%)
0.00%, 05/05/05 ................................................................    500,000        499,864
0.00%, 06/02/05 ................................................................    500,000        498,874
0.00%, 06/30/05 ................................................................    300,000        298,726
0.00%, 08/04/05 ................................................................    300,000        297,889
0.00%, 09/08/05 ................................................................    300,000        296,996
                                                                                               -----------
          TOTAL U.S. TREASURY NOTES (Cost $1,892,349) ..........................                 1,892,349
                                                                                               -----------
          TOTAL UNITED STATES (Cost $7,003,628) ................................                 7,148,422
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                                  Value
                                                                                                  -----
          TOTAL INVESTMENTS (Cost $43,926,796) (98.29%) ........................               $51,989,676
          OTHER ASSETS IN EXCESS OF LIABILITIES, NET (1.71%) ...................                   901,801
                                                                                               -----------
          NET ASSETS - (100.00%) ...............................................               $52,891,477
                                                                                               ===========

*     Non-income producing investment

** Rate shown represents the rate at April 30, 2005, is subject to change and resets daily.

# Principal amount shown is in New Zealand Dollars; value shown is in U.S. Dollars.

+     Principal amount shown is in Australian Dollars; value shown is in U.S.
      Dollars.

ADR   American Depositary Receipt


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares       Value
                                                                                     ------       -----
COMMON STOCK (39.91%)

AUTOMOBILE MANUFACTURERS (0.80%)
Nissan Motor Co., Ltd. - ADR ...................................................      5,000    $    98,250
                                                                                               -----------
AUTOMOBILE PARTS AND EQUIPMENT (1.02%)
NGK Spark Plug Co., Ltd. .......................................................     12,000        125,473
                                                                                               -----------
BANKS (1.40%)
Bank of Okinawa, Ltd. ..........................................................      1,500         50,612
Chukyo Bank, Ltd. ..............................................................     10,000         34,790
Mitsubishi Tokyo Financial Group, Inc. - ADR ...................................     10,000         86,500
                                                                                               -----------
                                                                                                   171,902
                                                                                               -----------
CHEMICALS (0.98%)
JSR Corp. ......................................................................      2,400         48,496
Kansai Paint Co., Ltd. .........................................................     12,000         71,944
                                                                                               -----------
                                                                                                   120,440
                                                                                               -----------
COMPUTERS (0.85%)
TDK Corp. - ADR ................................................................      1,500        105,180
                                                                                               -----------
DISTRIBUTION/WHOLESALE (0.79%)
Marubeni Corp. .................................................................     30,000         97,793
                                                                                               -----------
DIVERSIFIED FINANCIAL SERVICES (0.88%)
Nomura Holdings, Inc. - ADR ....................................................      8,500        108,460
                                                                                               -----------
ELECTRONICS (3.85%)
Advantest Corp. - ADR ..........................................................      5,000         87,600
Fanuc, Ltd. ....................................................................      1,500         88,643
Keyence Corp. ..................................................................        500        110,566
TOYO Corp. .....................................................................      8,000         96,230
Yokogawa Electric Corp. ........................................................      7,000         91,341
                                                                                               -----------
                                                                                                   474,380
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares         Value
                                                                                     ------         -----
ENGINEERING AND CONSTRUCTION (0.40%)
Kajima Corp. ...................................................................     13,000    $    49,440
                                                                                               -----------
FOOD AND BEVERAGE (0.88%)
Ajinomoto Co., Inc. - ADR ......................................................        900        108,173
                                                                                               -----------
HEALTHCARE PRODUCTS (1.67%)
Hoya Corp. .....................................................................        600         62,737
Nakanishi, Inc. ................................................................      1,500        142,687
                                                                                               -----------
                                                                                                   205,424
                                                                                               -----------
HOME FURNISHINGS (2.29%)
Alpine Electronics, Inc. .......................................................      8,000        114,760
Matsushita Electric Industrial Co., Ltd. - ADR .................................      6,800         99,620
Pioneer Corp. - ADR ............................................................      4,000         68,000
                                                                                               -----------
                                                                                                   282,380
                                                                                               -----------
INSURANCE (1.63%)
Millea Holdings, Inc. - ADR ....................................................      1,500        102,135
T&D Holdings, Inc. .............................................................      2,000         98,747
                                                                                               -----------
                                                                                                   200,882
                                                                                               -----------
LEISURE AND RECREATION (1.00%)
Sankyo Co., Ltd. ...............................................................      2,500        123,672
                                                                                               -----------
MACHINERY (2.52%)
Kubota Corp. - ADR .............................................................      4,000        102,400

Meidensha Corp. ................................................................     38,000         89,825
Nidec Corp. - ADR ..............................................................      4,000        117,720
                                                                                               -----------
                                                                                                   309,945
                                                                                               -----------
MEDIA (0.51%)
Fuji Television Network, Inc. ..................................................         30         63,194
                                                                                               -----------
OFFICE EQUIPMENT & SUPPLIES (0.31%)
Ricoh Co., Ltd. - ADR ..........................................................        500         37,500
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares         Value
                                                                                     ------         -----
PHARMACEUTICALS (2.27%)
Chugai Pharmaceutical Co., Ltd. ................................................      6,500    $   101,730
Sawai Pharmaceutical Co., Ltd. .................................................      3,000         80,065
Takeda Pharmaceutical Co., Ltd. ................................................      2,000         97,412
                                                                                               -----------
                                                                                                   279,207
                                                                                               -----------
PHOTO EQUIPMENT (0.46%)
Fuji Photo Film Co., Ltd. ......................................................      1,700         56,219
                                                                                               -----------
PRINTING (0.91%)
Tosho Printing Co., Ltd. .......................................................     30,000        112,091
                                                                                               -----------
REAL ESTATE (2.41%)
Sumitomo Realty & Development Co., Ltd. ........................................      8,000         91,198
Tokyo Tatemono Co., Ltd. .......................................................     15,000        101,654
Tokyu Land Corp. ...............................................................     25,000        103,417
                                                                                               -----------
                                                                                                   296,269
                                                                                               -----------
RETAIL (0.98%)
Yamada Denki Co., Ltd. .........................................................      2,500        120,097
                                                                                               -----------
TELECOMMUNICATIONS (1.35%)
Nippon Telegraph & Telephone Corp. - ADR .......................................      5,000        104,250
NTT DoCoMo, Inc. - ADR .........................................................      4,000         62,160
                                                                                               -----------
                                                                                                   166,410
                                                                                               -----------
TEXTILES (1.16%)
Ichikawa Co., Ltd. .............................................................     35,000        143,116
                                                                                               -----------
TIRE AND RUBBER (0.79%)
Sumitomo Rubber Industries, Ltd. ...............................................     10,000         97,412
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares         Value
                                                                                     ------         -----
TRANSPORTATION (4.70%)
East Japan Railway Co. .........................................................         15         78,063
Hankyu Holdings, Inc. ..........................................................     22,000         84,507
Keihin Electric Express Railway Co., Ltd. ......................................     13,000         79,054
Keio Electric Railway Co., Ltd. ................................................     18,000        101,739
Nippon Yusen Kabushiki Kaisha ..................................................     15,000         89,072
Tobu Railway Co., Ltd. .........................................................     18,000         67,426
Yamato Transport Co., Ltd. .....................................................      6,000         79,321
                                                                                               -----------
                                                                                                   579,182
                                                                                               -----------
UTILITIES (3.10%)
Hokkaido Electric Power ........................................................      6,000        120,383
Toho Gas Co., Ltd. .............................................................     35,000        126,436
Tohoku Electric Power ..........................................................      7,000        135,109
                                                                                               -----------
                                                                                                   381,928
                                                                                               -----------
          TOTAL COMMON STOCK (Cost $4,168,855) .................................                 4,914,419
                                                                                               -----------
INVESTMENT COMPANIES (11.48%)
iShares MSCI Japan Index Fund ..................................................     30,000        307,500
iShares S&P/TOPIX 150 Index Fund ...............................................      5,000        438,850
Japan Equity Fund, Inc. * ......................................................     48,500        291,000
Japan Smaller Capitalization Fund, Inc. * ......................................     22,000        229,900
Morgan Stanley Asia Pacific Fund, Inc. .........................................     12,000        146,400
                                                                                               -----------
          TOTAL INVESTMENT COMPANIES (Cost $1,392,489) .........................                 1,413,650
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                  Principal       Value
                                                                                  ---------       -----
BONDS (1.58%)
Toyota Motor Credit Corp., 4.25%, 02/04/25 (Cost $197,064) .....................    200,000    $   194,745
                                                                                               -----------
                                                       Expiration Date -
                                                        Exercise Price            Contracts
                                                        --------------            ---------
CALL OPTIONS PURCHASED (0.48%)
Aflac, Inc. .............................................08/20/05 - 35                   30    $    14,700
Mitsubishi Tokyo Financial Group, Inc. ..................08/20/05 - 7.5                 100         11,500
Toyota Motor Corp. ......................................07/16/05 - 70                   20          8,400
Sony Corp. ..............................................01/06/06 - 25                   20         24,800
                                                                                               -----------
          TOTAL CALL OPTIONS PURCHASED (Cost $84,330) ..........................                    59,400
                                                                                               -----------
          TOTAL INVESTMENTS (Cost $5,842,738) (53.45%) .........................               $ 6,582,214
          OTHER ASSETS IN EXCESS OF LIABILITIES, NET (46.55%) ..................                 5,733,462
                                                                                               -----------
          NET ASSETS - (100.00%) ...............................................               $12,315,676
                                                                                               ===========

*     Non-Income producing investment

ADR   American Depositary Receipt


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares         Value
                                                                                     ------         -----
COMMON STOCK (74.76%)

BRAZIL (1.21%)
Cia Vale do Rio Doce - ADR # ...................................................      8,400    $   226,380
                                                                                               -----------
CANADA (1.83%)
ATI Technologies, Inc. * .......................................................     10,000        148,000
Vitran Corp., Inc. * ...........................................................     13,000        193,180
                                                                                               -----------
                                                                                                   341,180
                                                                                               -----------

BNP Paribas - ADR ..............................................................      6,000        197,129
Lafarge SA - ADR ...............................................................      5,000        113,650
Thomson - ADR ..................................................................      3,500         86,520
Total SA - ADR .................................................................      1,600        177,456
Vivendi Universal SA - ADR .....................................................      3,200         94,880
                                                                                               -----------
                                                                                                   669,635
                                                                                               -----------
GERMANY (1.66%)
E.ON AG ADR ....................................................................      3,000         84,900
SAP AG - ADR # .................................................................      2,000         78,860
Siemens AG - ADR ...............................................................      2,000        147,040
                                                                                               -----------
                                                                                                   310,800
                                                                                               -----------
GREAT BRITAIN (10.33%)
Anglo American Plc - ADR .......................................................      6,500        145,080
BAA Plc - ADR ..................................................................     10,000        110,678
British Airways Plc - ADR * # ..................................................      3,800        173,774
GlaxoSmithKline Plc - ADR ......................................................      5,000        252,750
Intercontinental Hotels Group Plc - ADR ........................................     17,288        205,727
Lloyds TSB Group Plc - ADR .....................................................      4,900        170,275
Mitchells & Butlers Plc - ADR ..................................................     33,175        189,761
National Grid Transco Plc - ADR ................................................      3,500        173,005
Tate & Lyle Plc - ADR ..........................................................      8,000        284,192
United Utilities Plc - ADR .....................................................      5,000        123,200
Vodafone Group Plc - ADR # .....................................................      4,000        104,560
                                                                                               -----------
                                                                                                 1,933,002
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares         Value
                                                                                     ------         -----
HONG KONG (1.12%)
Cathay Pacific Airways, Ltd. ADR ...............................................     10,800    $   102,864
China Netcom Group Corp., Ltd. - ADR ...........................................      4,000        107,000
                                                                                               -----------
                                                                                                   209,864
                                                                                               -----------
INDIA (2.39%)
ICICI Bank, Ltd. - ADR .........................................................     20,000        361,600
Satyam Computer Services, Ltd. - ADR ...........................................      4,000         85,800
                                                                                               -----------
                                                                                                   447,400
                                                                                               -----------
ITALY (0.57%)
Telecom Italia SpA - ADR .......................................................      3,150        107,037
                                                                                               -----------
MEXICO (1.80%)
America Movil SA de CV - ADR # .................................................      3,400        168,810
Grupo Televisa SA - ADR ........................................................      3,000        168,540
                                                                                               -----------
                                                                                                   337,350
                                                                                               -----------
NETHERLANDS (2.18%)
ING Groep NV - ADR .............................................................      7,842        214,949
Unilever NV - ADR ..............................................................      3,000        193,290
                                                                                               -----------
                                                                                                   408,239
                                                                                               -----------
PORTUGAL (1.05%)
Portugal Telecom SGPS SA - ADR .................................................     17,800        196,334
                                                                                               -----------
SOUTH KOREA (2.71%)
Kookmin Bank - ADR .............................................................      4,600        196,650
Korea Electric Power Corp. - ADR ...............................................      8,000        118,400
KT Corp. - ADR .................................................................      9,500        191,805
                                                                                               -----------
                                                                                                   506,855
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares         Value
                                                                                     ------         -----
SPAIN (2.32%)
Banco Santander Central Hispona SA - ADR .......................................     17,000    $   197,200
Endesa SA - ADR ................................................................      5,000        109,250
Repsol YPF SA - ADR ............................................................      5,000        126,450
                                                                                               -----------
                                                                                                   432,900
                                                                                               -----------
SWITZERLAND (1.73%)
Nestle SA - ADR ................................................................      3,100        203,767
UBS AG .........................................................................      1,500        120,450
                                                                                               -----------
                                                                                                   324,217
                                                                                               -----------
UNITED STATES (40.28%)
Activision, Inc. * # ...........................................................     18,349        265,327
AGCO Corp. * ...................................................................     10,000        172,000
American National Insurance ....................................................      2,700        277,020
Andrx Corp.* ...................................................................      9,000        179,190
Applied Industrial Technologies, Inc. ..........................................      3,750        104,625
Artesyn Technologies, Inc. * ...................................................     10,000         70,500
Badger Meter, Inc. .............................................................      2,000         67,900
BJ's Wholesale Club, Inc. * ....................................................      5,075        135,249
Bunge, Ltd. ....................................................................      5,000        284,000
Casella Waste System, Inc. * ...................................................     15,500        182,745
Chemed Corp. ...................................................................      1,300         92,092
Compass Bancshares, Inc. .......................................................      3,650        157,023
Conmed Corp. * .................................................................      5,720        169,998
Continental Airlines, Inc. * ...................................................     10,000        118,400
Cooper Cos., Inc. ..............................................................      4,500        303,975
Dentsply International, Inc. ...................................................      3,350        183,111
DST Systems, Inc. * ............................................................      3,885        176,379
Headwaters, Inc. * # ...........................................................      7,000        223,790
Implant Sciences Corp. * .......................................................     11,000         50,600
Independence Community Bank Corp. ..............................................      5,300        189,104
Infospace, Inc. * ..............................................................      4,000        123,960
International Rectifier Corp.* .................................................      4,000        170,160
Kinetic Concepts, Inc. * .......................................................      1,700        104,465

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares          Value
                                                                                     ------          -----
Louisana-Pacific Corp. .........................................................      4,000    $    98,400
Lubrizol Corp. .................................................................      5,055        195,982
Lyondell Chemical Co. ..........................................................      5,000        125,450
Magnum Hunter Resources, Inc. * ................................................     10,000        144,300
Maverick Tube Corp. * ..........................................................      4,000        116,360
McCormick & Co., Inc. ..........................................................      2,000         69,180
Metris Cos., Inc. * ............................................................     13,000        157,560
Michaels Stores, Inc. ..........................................................      5,100        169,320
Microchip Technology, Inc. .....................................................      3,455         98,398
National Oilwell Varco, Inc. * .................................................      3,633        144,375
Nautilus, Inc. .................................................................      7,500        186,450
Norfolk Southern Corp. .........................................................      5,000        157,000
Omnivision Technologies, Inc. * ................................................     10,000        140,000
Pacer International, Inc.* .....................................................      5,000        103,650
Pentair, Inc. ..................................................................      7,760        308,693
PerkinElmer, Inc. ..............................................................      5,000         92,500
Prudential Financial, Inc. .....................................................      2,000        114,300
Quanex Corp. ...................................................................      6,325        319,160
Sandisk Corp. * # ..............................................................      5,000        118,500
SCANA Corp. ....................................................................      3,075        119,433
Scotts Miracle-Gro Co. .........................................................      2,000        144,800
Smith International, Inc. * ....................................................      2,245        130,614
Sovereign Bancorp, Inc. ........................................................      9,325        191,815
Tel Offshore Trust .............................................................        145          1,066
Tempur-Pedic International, Inc. * .............................................      5,400        103,086
Watts Water Technologies, Inc. .................................................      3,000         93,750
Westar Energy, Inc. ............................................................      4,000         91,600
                                                                                               -----------
                                                                                                 7,537,355
                                                                                               -----------
          TOTAL COMMON STOCK (Cost $11,525,830).................................                13,988,548
                                                                                               -----------
INVESTMENT COMPANIES (13.65%)
Commonwealth Australia/New Zealand Fund (a) ....................................     34,855        548,971
Commonwealth Japan Fund * (a) ..................................................     36,589        130,623
Europe Fund, Inc. ..............................................................     15,300        161,109
iShares Cohen & Steers Realty Majors Index Fund ................................        900        119,565

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares          Value
                                                                                     ------          -----
iShares MSCI EMU Index Fund ....................................................      2,000    $   139,600
iShares MSCI Japan Index Fund ..................................................     16,000        164,000
iShares MSCI United Kingdom Index Fund .........................................      6,800        121,788
iShares Russell 2000 Index Fund ................................................      1,400        161,350
iShares Russell Midcap Growth Index Fund .......................................      2,600        207,246
iShares S&P Europe 350 Index Fund ..............................................      1,500        111,075
iShares S&P Latin America 40 Index Fund ........................................      1,500        120,840
iShares S&P Small Cap 600/BARRA Value Index Fund ...............................      1,000        111,930
iShares S&P/TOPIX 150 Index Fund ...............................................      2,000        175,540
Latin America Discovery Fund, Inc. .............................................      9,000        159,300
Morgan Stanley Asia Pacific Fund, Inc. .........................................     10,000        122,000
                                                                                               -----------
          TOTAL INVESTMENT COMPANIES (Cost $2,268,519) .........................                 2,554,937
                                                                                               -----------

                                                                                  Principal
                                                                                  ---------
MISCELLANEOUS BONDS (1.44%)
Toyota Motor Credit Corp., 4.25%, due 02/04/25 .................................    200,000        194,745
Union Carbide Corp., 6.79%, due 06/01/25 .......................................     75,000         75,375
                                                                                               -----------
          TOTAL MISCELLANEOUS BONDS (Cost $274,704) ............................                   270,120
                                                                                               -----------

                                                                                     Shares
                                                                                     ------
PREFERRED STOCK (1.63%)
Corporate Office Properties Trust SBI MD .......................................      1,000         26,520
Equity Office Properties Trust .................................................      1,000         51,250
HSBC USA, Inc. .................................................................      8,000        199,600
Lasalle Hotel Properties .......................................................      1,000         27,250
                                                                                               -----------
          TOTAL PREFERRED STOCK (Cost $300,490) ................................                   304,620
                                                                                               -----------

                                                                                  Principal
                                                                                  ---------
SHORT TERM INVESTMENTS (11.58%)
Britannia Building Society Commercial Paper, 0.00%, 07/29/05 ...................    200,000        198,508
Fifth Third Institutional Government Money Market Fund, 2.41% ** ...............    891,041        891,041
Fifth Third U.S. Treasury Money Market Fund, 2.32% ** ..........................    579,444        579,444
Santander Central Hispano Finance, Inc. Commercial Paper,  0.00%, 06/01/05 .....    300,000        299,295
Yorkshire Building Society Commercial Paper, 0.00%, 06/27/05 ...................    200,000        199,086
                                                                                               -----------
          TOTAL SHORT TERM INVESTMENT (Cost $2,167,374) ........................                 2,167,374
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                                  Value
                                                                                                  -----
          TOTAL INVESTMENTS (Cost $16,536,917) (103.06%) .......................               $19,285,599
          CALL OPTIONS WRITTEN (Proceeds $104,775) (-0.18%) ....................                   (34,086)
          LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-2.88%) ..................                  (539,275)
                                                                                               -----------
          NET ASSETS - (100.00%) ...............................................               $18,712,238
                                                                                               ===========

                                                            Expiration Date       Contracts
                                                            ---------------       ---------
CALL OPTIONS WRITTEN (-0.18%)
Activision, Inc. * ..........................................08/20/05 - 25               80         (1,596)
America Movil SA de CV - ADR ................................08/20/05 - 55               34         (5,100)
British Airways Plc - ADR ...................................09/17/05 - 55               38         (3,040)
Cia Vale do Rio Doce - ADR ..................................09/17/05 - 35               20         (1,700)
Cia Vale do Rio Doce - ADR ..................................01/20/07 - 40               40         (6,400)
Headwaters, Inc. * ..........................................05/21/05 - 35               35           (350)
SanDisk Corp. * .............................................01/21/06 - 27.5             50        (13,000)
SAP AG - ADR ................................................09/17/05 - 42.5             20         (1,900)
Vodafone Group Plc - ADR ....................................01/21/06 - 30               40         (1,000)
                                                                                               -----------
          TOTAL CALL OPTIONS WRITTEN (Proceeds $104,775) ....                                      (34,086)
                                                                                               -----------

#     Call options have been written by the Fund against these positions. See
      Note 7.

*     Non-income producing investment

** Rate shown represents the rate at April 30, 2005, is subject to change and resets daily.

ADR   American Depositary Receipt

(a)   Affiliated by having the same Investment Advisor.


    The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares        Value
                                                                                     ------        -----
COMMON STOCK (65.34%)

BUILDING PRODUCTS (11.37%)
Cemex SA de CV - ADR ...........................................................      5,400    $   194,400
CRH Plc - ADR ..................................................................      9,200        229,126
James Hardie Industries - ADR ..................................................      5,200        113,620
Lafarge SA - ADR ...............................................................      5,000        113,650
Rinker Group, Ltd. - ADR .......................................................      4,000        179,600
Universal Forest Products, Inc. ................................................      1,800         68,508
USG Corp. # * ..................................................................      7,000        293,930
                                                                                               -----------
                                                                                                 1,192,834
                                                                                               -----------
DISTRIBUTION/WHOLESALE (1.55%)
Wolseley - ADR .................................................................      4,000        163,080
                                                                                               -----------
FINANCIAL SERVICES (2.57%)
Delta Financial Corp. ..........................................................     17,000        148,580
Friedman Billings Ramsey Group, Inc. ...........................................     10,000        120,900
                                                                                               -----------
                                                                                                   269,480
                                                                                               -----------
HOME BUILDERS (1.58%)
Desarrolladora Homex SA de CV - ADR * ..........................................      7,500        166,050
                                                                                               -----------
INSURANCE (2.12%)
First American Corp. ...........................................................      3,500        125,300
Stewart Information Services Corp. .............................................      2,700         97,254
                                                                                               -----------
                                                                                                   222,554
                                                                                               -----------
LODGING (1.04%)
Starwood Hotels & Resorts Worldwide, Inc. ......................................      2,000        108,680
                                                                                               -----------
REAL ESTATE (4.73%)
Alto Palermo SA - ADR ..........................................................     17,000        150,450
Hang Lung Properties, Ltd. - ADR ...............................................     11,000         84,308
IRSA Inversiones y Representaciones SA - ADR * .................................     10,000        112,600
WP Carey & Co. LLC .............................................................      5,000        148,500
                                                                                               -----------
                                                                                                   495,858
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares         Value
                                                                                     ------         -----
REAL ESTATE INVESTMENT TRUSTS - APARTMENTS (3.07%)
Camden Property Trust ..........................................................      3,900    $   198,900
GMH Communities Trust ..........................................................     10,500        123,375
                                                                                               -----------
                                                                                                   322,275
                                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS - DIVERSIFIED (3.00%)
PS Business Parks, Inc. ........................................................      3,500        141,260
Trustreet Properties, Inc. .....................................................      3,500         54,740
Washington Real Estate Investment Trust ........................................      4,000        119,240
                                                                                               -----------
                                                                                                   315,240
                                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS - HEALTH CARE (0.56%)
Senior Housing Properties Trust ................................................      3,400         58,820
                                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS - HOTELS (7.13%)
Equity Inns, Inc. ..............................................................     11,000        123,860
Highland Hospitality Corp. .....................................................     17,300        181,477
Host Marriott Corp. ............................................................      9,800        164,836
Strategic Hotel Capital, Inc. ..................................................     10,000        141,100
Winston Hotels, Inc. ...........................................................     11,900        136,850
                                                                                               -----------
                                                                                                   748,123
                                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS - MANUFACTURED HOMES (1.16%)
American Land Lease, Inc. ......................................................      5,600        121,688
                                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS - MORTGAGES (3.99%)
Aames Investment Corp. .........................................................     12,000        101,400
American Mortgage Acceptance Co. ...............................................      4,000         59,120
New Century Financial Corp. ....................................................      3,300        149,985
RAIT Investment Trust ..........................................................      4,000        108,520
                                                                                               -----------
                                                                                                   419,025
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares         Value
                                                                                     ------         -----
REAL ESTATE INVESTMENT TRUSTS - OFFICE PROPERTY (6.79%)
American Financial Realty Trust ................................................     12,000    $   183,960
CarrAmerica Realty Corp. .......................................................      3,000         99,120
Equity Office Properties Trust .................................................      4,100        129,027
HRPT Properties Trust ..........................................................     10,100        118,675
Kilroy Realty Corp. ............................................................      2,400        104,712
Macguire Properties, Inc. ......................................................      3,000         76,500
                                                                                               -----------
                                                                                                   711,994
                                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS - REGIONAL MALLS (1.68%)
General Growth Properties, Inc. ................................................      4,500        175,995
                                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS - SHOPPING CENTERS (5.70%)
Acadia Realty Trust ............................................................      4,800         77,040
Agree Realty Corp. .............................................................      4,400        119,504
Kite Realty Group Trust ........................................................     10,000        140,000
Saul Centers, Inc. .............................................................      4,100        137,350
Weingarten Realty Investors ....................................................      3,450        124,235
                                                                                               -----------
                                                                                                   598,129
                                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS - STORAGE (2.27%)
Extra Space Storage, Inc. ......................................................      7,000         91,000
Public Storage, Inc. ...........................................................      2,500        146,750
                                                                                               -----------
                                                                                                   237,750
                                                                                               -----------
RETAIL (3.03%)
Home Depot, Inc. ...............................................................      3,300        116,721
Kingfisher Plc - ADR ...........................................................      8,700         81,585
Lowe's Cos., Inc. ..............................................................      2,300        119,853
                                                                                               -----------
                                                                                                   318,159
                                                                                               -----------
SAVINGS AND LOANS (2.00%)
Independence Community Bank Corp. ..............................................      2,400         85,632
New York Community Bancorp, Inc. ...............................................      7,000        123,900
                                                                                               -----------
                                                                                                   209,532
                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                     Shares       Value
                                                                                     ------       -----
          TOTAL COMMON STOCK (Cost $6,116,573) .................................               $ 6,855,266
                                                                                               -----------
INVESTMENT COMPANIES (9.92%)
AEW Real Estate Income Fund ....................................................      8,000        142,240
AIM Select Real Estate Income Fund .............................................      8,300        132,634
iShares Cohen & Steers Realty Majors Index Fund ................................      1,800        239,130
iShares Dow Jones U.S. Real Estate Index Fund ..................................      1,600        189,600
Real Estate Income Fund, Inc. ..................................................      8,300        143,009
Scudder RREEF Real Estate Fund, Inc. ...........................................      3,700         74,740
streetTRACKS Wilshire REIT Index Fund ..........................................        650        119,015
                                                                                               -----------
          TOTAL INVESTMENT COMPANIES (Cost $912,643) ...........................                 1,040,368
                                                                                               -----------
PREFERRED STOCK (3.70%)
Fannie Mae (Cost $398,160) .....................................................      7,000        388,719
                                                                                               -----------

                                                                                     Shares
                                                                                     ------
AGENCY OBLIGATIONS (3.86%)
Federal Home Loan Bank System, 4.375%, 05/16/08 ................................    105,000        105,078
Federal Home Loan Bank System, 4.50%, 11/26/08 .................................    300,000        300,422
                                                                                               -----------
          TOTAL AGENCY OBLIGATIONS (Cost $405,000) .............................                   405,500
                                                                                               -----------
SHORT TERM INVESTMENTS (24.07%)
Britannia Building Society Commercial Paper, 0.00%, 07/29/05 ...................    300,000        297,762
Fifth Third Bank Repurchase Agreement, 2.25%, dated ............................
  04/29/05, due 05/02/05, repurchase price $1,237,021 ..........................
  (collateralized by FGCI Pool # G11410, due 07/01/18, .........................
  market value $1,262,429) .....................................................  1,236,944      1,236,944
Fifth Third Institutional Government Money Market Fund, 2.41% ** ...............    495,234        495,234
Fifth Third U.S. Treasury Money Market Fund, 2.32% ** ..........................    495,234        495,234
                                                                                               -----------
          TOTAL SHORT TERM INVESTMENTS (Cost $2,525,174) .......................                 2,525,174
                                                                                               -----------

                                                         Expiration Date -
                                                          Exercise Price          Contracts
                                                          --------------          ---------
CALL OPTIONS PURCHASED (0.62%)
Federal Home Loan Mortgage Corp. .........................01/21/06 - 45                  20         34,200
Federal National Mortgage Association ....................01/21/06 - 50                  18         14,940
Home Depot, Inc. .........................................11/19/05 - 27.5                10          8,400
Lowe's Cos., Inc. ........................................10/22/05 - 42.5                 7          7,420
                                                                                               -----------
          TOTAL CALL OPTIONS PURCHASED (Cost $101,921) ...                                          64,960
                                                                                               -----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - April 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                                                                 Value
                                                                                                 -----

          TOTAL INVESTMENTS (Cost $10,459,471) (107.51%) .......................               $11,279,987
          CALL OPTIONS WRITTEN (Proceeds $26,974) (-0.21%) .....................                   (22,020)
          LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-7.30%) ..................                  (766,069)
                                                                                               -----------
          NET ASSETS (100%) ....................................................               $10,491,898
                                                                                               ===========

                                                         Expiration Date -
                                                          Exercise Price          Contracts
                                                          --------------          ---------
CALL OPTIONS WRITTEN (-0.21%)
USG Corp. ................................................08/20/05 - 50                  35    $   (12,600)
USG Corp. ................................................11/19/05 - 50                  20         (9,420)
                                                                                               -----------
                         TOTAL CALL OPTIONS WRITTEN (Proceeds $26,974)                         $   (22,020)
                                                                                               -----------

#     Call options have been written by the Fund against these positions. See
      Note 7.

*     Non-income producing investment

** Rate shown represents the rate at April 30, 2005, is subject to change and resets daily.

ADR   American Depositary Receipt


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES - April 30, 2005 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                  Commonwealth                                    Commonwealth
                                                                   Australia/     Commonwealth     Commonwealth    Real Estate
                                                                New Zealand Fund   Japan Fund      Global Fund   Securities Fund
                                                                  ------------    ------------     ------------    ------------
ASSETS:
    Investments, at market (identified cost $43,926,796,
      $5,842,738, $15,944,818 and $10,459,471,
      respectively) ..........................................    $ 51,989,676    $  6,582,214     $ 18,606,005    $ 11,279,987
                                                                  ------------    ------------     ------------    ------------

    Investments in affiliated mutual funds (identified
      cost $0, $0, $592,099 and $0, respectively) ............              --              --          679,594              --
                                                                  ------------    ------------     ------------    ------------
        Total Investments (identified cost $43,926,796
          $5,842,738, $16,536,917 and $10,459,471,
          respectively) ......................................      51,989,676       6,582,214       19,285,599      11,279,987
    Foreign currency, at value (identified cost $439,780,
      $68,563, $0 and $0, respectively) ......................         442,696          69,051               --              --
    Receivables:
        Dividends and interest ...............................         233,430          32,316           41,389          21,505
        Investments sold .....................................              --              --               --          26,974
        Fund shares sold .....................................       2,231,574       6,100,842          492,433             200
    Prepaid expenses .........................................          29,273          17,133           21,395           1,256
                                                                  ------------    ------------     ------------    ------------
            Total assets .....................................      54,926,649      12,801,556       19,840,816      11,341,192
                                                                  ------------    ------------     ------------    ------------

LIABILITIES:
    Payables:
        Accrued 12b-1 fees ...................................           7,338          16,153            3,910           1,434
        Due to advisor .......................................          32,802           6,477           10,902           6,242
        Line of credit borrowing .............................              --         448,815               --              --
        Fund shares redeemed .................................          66,833              --          366,266              --
        Investments purchased ................................       1,878,528              --          696,779         809,383
        Unrealized depreciation on forward
          currency contracts .................................           4,579              --               --              --
        Accrued expenses .....................................          45,092          14,435           16,635          10,215
        Covered call options written, at value (premiums
          received $0, $0, $104,775 and $26,974, respectively)              --              --           34,086          22,020
                                                                  ------------    ------------     ------------    ------------
            Total liabilities ................................       2,035,172         485,880        1,128,578         849,294
                                                                  ------------    ------------     ------------    ------------

NET ASSETS ...................................................    $ 52,891,477    $ 12,315,676     $ 18,712,238    $ 10,491,898
                                                                  ============    ============     ============    ============


NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
    (3,357,332, 3,447,462, 1,324,776 and 945,519 shares
      of beneficial interest outstanding, respectively,
      par value .01, unlimited shares authorized) ............    $      15.75    $       3.57     $      14.12    $      11.10
                                                                  ============    ============     ============    ============
SOURCE OF NET ASSETS:
    Paid-in capital ..........................................      42,879,092      11,470,967       15,613,910       9,638,643
    Undistributed (accumulated) net investment
      income (loss) ..........................................         358,630         (60,728)           6,471          29,305
    Accumulated net realized gain (loss) on
      investments and foreign currency .......................       1,596,813         165,179          272,486          (1,520)
    Net unrealized appreciation on investments
      and foreign currency ...................................       8,056,942         740,258        2,819,371         825,470
                                                                  ------------    ------------     ------------    ------------
                                                                  $ 52,891,477    $ 12,315,676     $ 18,712,238    $ 10,491,898
                                                                  ============    ============     ============    ============


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF OPERATIONS (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                                           Commonwealth                                             Commonwealth
                                                            Australia/        Commonwealth       Commonwealth       Real Estate
                                                           New Zealand           Japan              Global           Securities
                                                               Fund               Fund               Fund               Fund
                                                          --------------     --------------     --------------     --------------
                                                              For the            For the            For the            For the
                                                             Six-Month          Six-Month          Six-Month          Six-Month
                                                           Period Ended       Period Ended       Period Ended       Period Ended
                                                          April 30, 2005     April 30, 2005     April 30, 2005     April 30, 2005
                                                          --------------     --------------     --------------     --------------
INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $12,733,
    $0, $0 and $0, respectively) .....................    $      407,529     $       26,537     $       13,701     $       12,756
  Dividends (net of foreign taxes withheld
      of $107,993, $2,909, $0 and $0, respectively) ..           683,198             60,746            153,559            166,039
  Dividends from affiliated mutual funds .............                --                 --             27,703                 --
                                                          --------------     --------------     --------------     --------------
           Total investment income ...................         1,090,727             87,283            194,963            178,795
                                                          --------------     --------------     --------------     --------------
EXPENSES:
  Management fees ....................................           182,882             37,505             60,508             31,469
  Administration fees ................................            35,208             35,290             35,210             34,306
  Custodian fees .....................................            12,687              4,887              3,395              1,407
  Distribution fees ..................................            60,961             12,502             20,166             10,490
  Insurance ..........................................            20,940              6,788             11,459              5,845
  Trustee fees and expenses ..........................             5,902              5,965              5,902              5,903
  Audit fees .........................................            14,412              2,923              5,016              2,480
  Legal fees .........................................            90,394             15,431             30,907             15,540
  Registration fees ..................................            10,733              6,854              6,658              2,388
  Pricing fees .......................................             5,687              4,351              2,967              1,236
  Reports to shareholders ............................             2,883                585                996                496
  Compliance officer fees ............................             5,584              1,379              1,700                957
  Interest expense ...................................                38             10,668                625                 --
  Miscellaneous expense ..............................            11,435              4,512              4,894              3,688
                                                          --------------     --------------     --------------     --------------
           Total expenses ............................           459,746            149,640            190,403            116,205
           Less: fees paid indirectly ................            (1,097)            (1,629)            (1,911)              (665)
                                                          --------------     --------------     --------------     --------------
           Net expenses ..............................           458,649            148,011            188,492            115,540
                                                          --------------     --------------     --------------     --------------
              Net investment income (loss) ...........           632,078          (60,728))              6,471             63,255
                                                          --------------     --------------     --------------     --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments, unaffiliated issuers ...............         1,555,505            497,334            193,286                 --
     Investments, affiliated mutual funds ............                --                 --             26,570                 --
     Option contracts written ........................                --                 --             61,052                 --
     Foreign currency transactions ...................            41,308             (2,555)                --                 --
  Net change in unrealized appreciation
        (depreciation) on:
     Investments, unaffiliated issuers ...............           585,734              8,904            303,012            320,559
     Investments, affiliated mutual funds ............                --                 --            (22,309)                --
     Foreign currency transactions ...................            (6,219)               270                 --                 --
                                                          --------------     --------------     --------------     --------------
  Net gain on investments and foreign currency .......         2,176,328            503,953            561,611            320,559
                                                          --------------     --------------     --------------     --------------
  Net increase in net assets resulting from operations    $    2,808,406     $      443,225     $      568,082     $      383,814
                                                          ==============     ==============     ==============     ==============


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                              Commonwealth Australia/New Zealand Fund
                                                              ---------------------------------------
                                                                For the Six-Month    For the Year
                                                                  Period Ended          Ended
                                                                 April 30, 2005    October 31, 2004
                                                                 --------------     --------------
                                                                   (Unaudited)
OPERATIONS:
      Net investment income .................................    $      632,078     $      840,969
      Net realized gain on:
             Investments ....................................         1,555,505          3,927,788
             Foreign currency transactions ..................            41,308            (59,100)
      Net change in unrealized appreciation (depreciation) on
             investments and foreign currency ...............           579,515          1,972,447
                                                                 --------------     --------------
      Net increase in net assets resulting from operations ..         2,808,406          6,682,104
                                                                 --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income .................................        (1,354,152)          (654,367)
      Net realized gain .....................................        (3,498,797)          (674,789)
                                                                 --------------     --------------
             Total Distributions ............................        (4,852,949)        (1,329,156)
                                                                 --------------     --------------
CAPITAL SHARE TRANSACTIONS:
      Increase in net assets from Fund share transactions ...        11,832,988          4,714,332
                                                                 --------------     --------------
      Increase in net assets ................................         9,788,445         10,067,280
NET ASSETS:
      Beginning of year .....................................        43,103,032         33,035,752
                                                                 --------------     --------------
      End of year ...........................................    $   52,891,477     $   43,103,032
                                                                 ==============     ==============
      Undistributed net investment income ...................    $      358,630     $    1,080,704
                                                                 ==============     ==============

                                                                      Commonwealth Japan Fund
                                                                -----------------------------------
                                                                For the Six-Month    For the Year
                                                                  Period Ended          Ended
                                                                 April 30, 2005    October 31, 2004
                                                                 --------------     --------------
OPERATIONS:                                                        (Unaudited)
      Net investment loss ...................................    $      (60,728)    $     (199,556)
      Net realized gain (loss) on:
             Investments ....................................           497,334            642,124
             Foreign currency transactions ..................            (2,555)            13,906
      Net change in unrealized appreciation (depreciation)
             on investments and foreign currency ............             9,174           (183,496)
                                                                 --------------     --------------
      Net increase in net assets resulting from operations ..           443,225            272,978
                                                                 --------------     --------------
CAPITAL SHARE TRANSACTIONS:
      Increase in net assets from Fund share transactions ...         3,999,492            521,164
                                                                 --------------     --------------
      Increase in net assets ................................         4,442,717            794,142
NET ASSETS:
      Beginning of year .....................................         7,872,959          7,078,817
                                                                 --------------     --------------
      End of year ...........................................    $   12,315,676     $    7,872,959
                                                                 ==============     ==============


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                     Commonwealth Global Fund
                                                                -----------------------------------
                                                                For the Six-Month     For the Year
                                                                  Period Ended          Ended
                                                                 April 30, 2005    October 31, 2004
                                                                 --------------     --------------
                                                                   (Unaudited)
OPERATIONS:
      Net investment gain (loss) ............................    $        6,471     $      (84,937)
      Net realized gain on:
             Investments ....................................           280,908            672,552
      Net change in unrealized appreciation on investments ..           280,703          1,201,128
                                                                 --------------     --------------
      Net increase in net assets resulting from operations ..           568,082          1,788,743
                                                                 --------------     --------------
DISTRIBUTION TO SHAREHOLDERS FROM:
      Net realized gain .....................................          (528,759)                --
                                                                 --------------     --------------
             Total Distributions ............................          (528,759)                --
                                                                 --------------     --------------
CAPITAL SHARE TRANSACTIONS:
      Increase in net assets from Fund share transactions ...         3,703,921          3,762,390
                                                                 --------------     --------------
      Increase in net assets ................................         3,743,244          5,551,133
NET ASSETS:
      Beginning of year .....................................        14,968,994          9,417,861
                                                                 --------------     --------------
      End of year ...........................................    $   18,712,238     $   14,968,994
                                                                 ==============     ==============
      Undistributed net investment income ...................    $        6,471     $           --
                                                                 ==============     ==============

                                                              Commonwealth Real Estate Securities Fund
                                                              ----------------------------------------
                                                                For the Six-Month    For the Year
                                                                  Period Ended          Ended
                                                                 April 30, 2005    October 31, 2004**
                                                                 --------------     --------------
                                                                   (Unaudited)
OPERATIONS:
      Net investment income .................................    $       63,255     $       12,586
      Net realized gain on:
             Investments ....................................                --              2,479
      Net change in unrealized appreciation on investments ..           320,559            504,911
                                                                 --------------     --------------
      Net increase in net assets resulting from operations ..           383,814            519,976
                                                                 --------------     --------------
DISTRIBUTION TO SHAREHOLDERS FROM:
      Net investment income .................................           (46,536)                --
      Net realized gain .....................................            (3,999)                --
                                                                 --------------     --------------
             Total Distributions ............................           (50,535)                --
                                                                 --------------     --------------
CAPITAL SHARE TRANSACTIONS:
      Increase in net assets from Fund share transactions ...         3,514,020          6,124,623
                                                                 --------------     --------------
      Increase in net assets ................................         3,847,299          6,644,599
NET ASSETS:
      Beginning of year .....................................         6,644,599                 --
                                                                 --------------     --------------
      End of year ...........................................    $   10,491,898     $    6,644,599
                                                                 ==============     ==============
      Undistributed net investment income ...................    $       29,305     $       12,586
                                                                 ==============     ==============

** The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENT OF CASH FLOWS (Unaudited)
-----------------------------------------------------------------------------------------
                                                                  Commonwealth Japan Fund
                                                                  -----------------------
                                                                     For the Six-Month
                                                                       Period Ended
                                                                      April 30, 2004
                                                                      --------------
                                                                        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ..........    $      443,225
   Adjustments to reconcile net increases in net assets from
      operations to net cash used in operating activities:
      Purchase of investment securities ..........................        (1,804,210)
      Purchase of foreign currency ...............................          (803,115)
      Proceeds from sales of investment securities ...............         3,677,681
      Proceeds from sales of foreign currency ....................           822,973
      Proceeds from sales of short-term investments, net .........           267,505
      Amortization of premium on debt securities, net ............              (149)
   Net change in unrealized appreciation (depreciation) during the
      period on investments and foreign currency .................            (9,174)
   Net realized gain during the period on investments and
      foreign currency ...........................................          (494,779)
   Net realized gain (loss) on foreign currency translations .....               803
   (Increase) decrease in:
      Dividends and interest receivable ..........................           (29,542)
      Prepaid expenses ...........................................             5,164
   Increase (decrease) in:
      Accrued 12b-1 fees .........................................              (790)
      Due to advisor .............................................               336
      Accrued expenses ...........................................             2,793
                                                                      --------------
   Net cash used in operating activities .........................         2,078,721
                                                                      --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in loan payable ......................................           436,959
   Proceeds from fund shares sold ................................       150,142,850
   Payment for fund shares redeemed ..............................      (152,658,530)
                                                                      --------------
   Net cash provided by financing activities .....................        (2,078,721)
                                                                      --------------
   Net increase (decrease) in cash ...............................                --
                                                                      --------------
CASH:
   Beginning balance .............................................                --
                                                                      --------------
   Ending balance ................................................    $           --
                                                                      ==============
Supplemental disclosure of cash flow information:
   Interest paid .................................................    $       10,668
                                                                      ==============


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

                                                                 Commonwealth Australia/New Zealand Fund
                                      --------------------------------------------------------------------------------------------
                                      For the Six-Month
                                        Period Ended
                                       April 30, 2005                            Years Ended October 31,
                                      --------------------------------------------------------------------------------------------
                                        (Unaudited)        2004            2003            2002            2001            2000
                                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value,
   Beginning of Period ...........      $    16.39      $    14.44      $    10.39      $     8.53      $     7.19      $     9.27
                                        ----------      ----------      ----------      ----------      ----------      ----------

Investment Operations:

   Net investment income (loss) ..            0.18            0.26            0.17           (0.05)             --            0.03
   Net realized and unrealized
      gain (loss) on investments and
      foreign currency transactions           0.90            2.11            3.88            1.91            1.34           (2.05)
                                        ----------      ----------      ----------      ----------      ----------      ----------
         Total from investment
            operations ...........            1.08            2.37            4.05            1.86            1.34           (2.02)
                                        ----------      ----------      ----------      ----------      ----------      ----------
Distributions from:

   Net investment income .........           (0.48)          (0.21)             --              --              --           (0.06)
   Net realized capital gains ....           (1.24)          (0.21)             --              --              --              --
                                        ----------      ----------      ----------      ----------      ----------      ----------
                                             (1.72)          (0.42)             --              --              --           (0.06)
                                        ----------      ----------      ----------      ----------      ----------      ----------
      Net Asset Value, End of Period    $    15.75      $    16.39      $    14.44      $    10.39      $     8.53      $     7.19
                                        ==========      ==========      ==========      ==========      ==========      ==========

Total Return .....................            6.48%(2)       16.70%          38.98%          21.81%          18.64%         (21.98)%

Ratios/Supplemental Data
   Net assets, end of period
      (in 000's) .................      $   52,891      $   43,103      $   33,036      $    6,864      $    4,534      $    3,485
   Ratio of expenses to average
      net assets .................            1.88%(1,3)      2.10%(3)        2.53%           5.63%           5.74%           4.75%
   Ratio of net investment income
      (loss) .....................            2.59%(1,3)      2.44%(3)        1.87%          (0.56)%         (0.18)%          0.39%
   Portfolio turnover rate .......              10%             55%             78%             28%             28%             15%

----------------------
(1)   Annualized

(2)   Aggregate total return, not annualized

(3) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 1.88% and 2.59%, respectively for the six month period ended April 30, 2005 and 2.09% and 2.45%, respectively for the year ended October 31, 2004.


  The accompanying notes are an integral part of these financial statements. 45

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

                                                                      Commonwealth Japan Fund
                                      --------------------------------------------------------------------------------------------
                                      For the Six-Month
                                        Period Ended
                                       April 30, 2005                     Years Ended October 31,
                                      --------------------------------------------------------------------------------------------
                                        (Unaudited)        2004            2003            2002            2001            2000
                                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value,
  Beginning of Period ..............    $     3.61      $     3.98      $     3.37      $     4.12      $     5.64      $     6.88
                                        ----------      ----------      ----------      ----------      ----------      ----------

Investment Operations:
   Net investment loss .............         (0.02)          (0.09)          (0.11)          (0.20)             --           (0.14)
   Net realized and unrealized
     gain (loss) on investments and
     foreign currency transactions .         (0.02)(4)       (0.28)(4)        0.72           (0.55)          (1.52)          (1.10)
                                        ----------      ----------      ----------      ----------      ----------      ----------
          Total from investment
                operations .........         (0.04)          (0.37)           0.61           (0.75)          (1.52)          (1.24)
                                        ----------      ----------      ----------      ----------      ----------      ----------
      Net Asset Value, End of Period    $     3.57      $     3.61      $     3.98      $     3.37      $     4.12      $     5.64
                                        ==========      ==========      ==========      ==========      ==========      ==========

Total Return .......................    (1.11)%(2)           (9.30)%         18.10%         (18.20)%        (26.95)%        (18.02)%
Ratios/Supplemental Data
   Net assets, end of period
      (in 000's) ...................    $   12,316      $    7,873      $    7,079      $    3,611      $    3,408      $    6,282
   Ratio of expenses to average
         net assets ................          3.01%(1,3)      3.13%(3)        4.78%           6.94%           5.57%           3.84%
   Ratio of net investment loss ....         (1.25)%(1,3)    (2.42)%(3)      (3.89)%         (6.03)%         (3.97)%         (3.08)%
   Portfolio turnover rate .........            24%             77%             28%              5%             51%             14%

----------------------
(1)   Annualized

(2)   Aggregate total return, not annualized

(3) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.98% and (1.22)%, respectively for the six month period ended April 30, 2005 and 3.09% and (2.38)%, respectively for the year ended October 31, 2004. (4) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial high-lights table that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain and loss items in the statement of operations, which net to a gain, primarily because of the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the periods indicated.

                                                                  Commonwealth Global Fund
                                                     -----------------------------------------------------
                                                     For the Six-Month   For the Period   For the Period
                                                       Period Ended         Ended             Ended
                                                      April 30, 2005    October 31, 2004  October 31, 2003*
                                                     -----------------------------------------------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period .............      $    13.89        $    11.99        $    10.00
                                                        ----------        ----------        ----------

Investment Operations:
   Net investment loss ...........................              --             (0.08)            (0.14)
   Net realized and unrealized gain on investments            0.68              1.98              2.13
                                                        ----------        ----------        ----------
                Total from investment operations .            0.68              1.90              1.99
                                                        ----------        ----------        ----------
Distributions from:
   Net realized capital gains ....................           (0.45)               --                --
                                                        ----------        ----------        ----------
                                                             (0.45)               --                --

Net Asset Value, End of Period ...................      $    14.12        $    13.89        $    11.99
                                                        ==========        ==========        ==========

Total Return .....................................            4.70%(2)         15.85%            19.90%(2)

Ratios/Supplemental Data
   Net assets, end of period (in 000's) ..........      $   18,712        $   14,969        $    9,418
   Ratio of expenses to average net assets .......            2.26%(1,3)        2.45%(3)          4.62%(1)
   Ratio of net investment loss ..................            0.05%(1,3)       (0.76)%(3)        (2.96)%(1)
   Portfolio turnover rate .......................              16%               44%               11%

------------------------
*     The Commonwealth Global Fund commenced operations on December 3, 2002.

(1)   Annualized

(2)   Aggregate total return, not annualized

(3) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.24% and 0.07%, respectively for the six month period ended April 30, 2005 and 2.40% and (0.71)%, respectively for the year ended October 31, 2004.


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

                                                         Commonwealth Real Estate Securities Fund
                                                         ----------------------------------------
                                                          For the Six-Month        For the
                                                            Period Ended         Period Ended
                                                           April 30, 2005      October 31, 2004**
                                                         ----------------------------------------
                                                             (Unaudited)

Net Asset Value, Beginning of Period ...................      $    10.54          $     10.00
                                                              ----------          -----------

Investment Operations:
   Net investment loss .................................            0.08                 0.02
   Net realized and unrealized gain on investments .....            0.56                 0.52
                                                              ----------          -----------
      Total from investment operations .................            0.64                 0.54
                                                              ----------          -----------
Distributions from:
   Net investment income ...............................           (0.07)                  --
   Net realized capital gains ..........................           (0.01)                  --
                                                              ----------          -----------
 .......................................................           (0.08)                  --

Net Asset Value, End of Period .........................      $    11.10          $     10.54
                                                              ----------          -----------
Total Return ...........................................            5.95%(2)             5.40%(2)
Ratios/Supplemental Data
   Net assets, end of period (in 000's) ................      $   10,492          $     6,645
   Ratio of expenses to average net assets .............            2.76%(1,3)           3.45%(1,3)
   Ratio of net investment loss ........................            1.49%(1,3)           0.33%(1,3)
   Portfolio turnover rate .............................               0%                   3%

---------------------
** The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

(1)   Annualized

(2)   Aggregate total return, not annualized

(3) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.75% and 1.50%, respectively for the six month period ended April 30, 2005 and 3.40% and 0.38%, respectively for the period ended October 31, 2004.


   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

Note 1 - Organization

      Commonwealth International Series Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Trust currently consists of four diversified series: the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund (each a "Fund" and collectively the "Funds").

Note 2 - Investment Objectives

      The Australia/New Zealand Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of Australia and New Zealand issuers.

      The Japan Fund's investment objective is to seek long-term capital appreciation and income by investing in equity securities, including common and preferred stock, securities convertible into common stock, and debt securities of Japanese issuers.

      The Global Fund's investment objective is to seek long-term capital appreciation and current income by investing in U.S. and foreign equity securities, debt securities and securities convertible into common stock with a general focus on established companies in countries with developed economies.

      The Real Estate Securities Fund's investment objective is to seek long-term capital appreciation and current income by investing in common stock and other equity securities, including preferred stock and securities convertible into common stock, and debt securities of real estate industry companies.

Note 3 - Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.


A) Valuation of Securities - Portfolio securities, including option securities, which are traded on securities exchanges or NASDAQ National Market System, are generally valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation or official closing price. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. Money Market securities are stated at amortized cost, which in the opinion of the Board of Trustees reflects fair value. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees. For example, during the six-month period ended April 30, 2005, in one instance foreign securities in the Japan Fund were valued at fair value in good faith, in accordance with procedures established by the Board of Trustees, to take into consideration an extra-ordinary change in the U.S. market occurring after the close of the foreign market.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

B) Currency Translation - For purposes of determining the Funds' net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) Accounting for Investments - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) Federal Income Taxes - No provision has been made for Federal income taxes since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes.

      Dividends or interest on foreign securities may be subject to the withholding of the country of domicile's income tax by tax treaty provisions or otherwise. Generally there are no foreign taxes applicable to the Funds' capital gains realized on foreign securities in their country of domicile.


E) Distributions to Shareholders - The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.


F) Option Accounting Principles - When a Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

      When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

G) Forward Currency Contracts - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and foreign currency. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

      At April 30, 2005, the Australia/ New Zealand Fund had outstanding forward currency contracts to buy and sell foreign currency against United States dollars as follows:

Foreign Currency                 Currency      Value at Settlement   Current Value at     Unrealized
Purchase Contract                 Amount          Date Payable        April 30, 2005     Depreciation
-----------------                 ------          ------------        --------------     ------------
New Zealand Dollar
  Settlement date 05/03/05 ..   NZD 850,000        $  625,005          $  622,300         $    2,705
Australian Dollar
  Settlement date 05/03/05 ..   AUD 700,000        $  548,450          $  546,576         $    1,874

H) Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds' policy that their custodian bank takes possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

I) Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

Note 4 - Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates

      The Funds retain FCA Corp., ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average daily net assets at the annual rate of 0.75%. During the six month period ended April 30, 2005, FCA received fees of $182,882, $37,505, $60,508 and $31,469 from the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. Certain officers of the Trust are also officers of FCA Corp.

      The Trust, on behalf of its series, has contracted with InCap Service Company ("ISC") to perform speci-fied administrative, accounting and transfer agent services for the Funds. On or about January 5, 2005, ISC informed the Trust that, effective January 31, 2005, due to the Company's corporate restructuring, it could no longer perform the accounting and transfer agent services for the Funds. For its services, ISC receives a monthly fee based on the average daily net assets at the annual rate of 0.20% for the first $25 million in assets, 0.15% on the next $25 million, 0.10% on the next $50 million, 0.075% on the next $300 million and 0.03% on assets exceeding $400 million. The Funds are subject to minimum fees of $5,917 per month for the Australia/New Zealand Fund, the Japan Fund and the Global Fund and $5,000 per month until December 31, 2004 and then $5,917 per month thereafter for the Real Estate Securities Fund. ISC is currently earning the minimum fees. During the six months ended April 30, 2005, ISC received fees of $26,627, $26,627, $26,627, and $25,793 from the Australia/ New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Matrix Capital Group, Inc. ("Matrix"), a registered transfer agent, offered to act as accounting, transfer and shareholder servicing agent beginning February 1, 2005, subject to an agreement with the Trust. For their services Matrix received $8,875 per Fund for the period from February 1, 2005 through April 30, 2005. Certain officers of the Trust are also employees of Matrix.

      Effective January 31, 2005, InCap Securities, Inc., an affiliate of ISC, resigned as Distributor of the Funds as part of the Company's corporate restructuring. Effective February 1, 2005, Matrix Capital Group, Inc., a registered broker dealer, (the "Distributor") has contracted with the Trust to serve as the Distributor. For its services, the Distributor receives a monthly fee of $1,667 which is the same as the previous distribution contract with the Trust. The fees are allocated to the Funds based on their respective percentage of the Trust's aggregate average net assets for each month. These fees for distribution are paid from accruals made with respect to the Service and Distribution Plan pursuant to Rule 12b-1. For the period from November 1, 2004 through January 31, 2005, InCap Securities, Inc. received fees of $6,554. For the period from February 1, 2005 through April 30, 2005, Matrix Capital Group, Inc. received fees of $3,446. Certain officers of the Distributor are also officers of Matrix.

      The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse the Distributor for costs and expenses incurred with the distribution and marketing of shares of the Funds and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

the promotion and distribution of the Funds' shares. Under the Plan, the Funds pay the Distributor an amount computed at an annual rate of up to 0.25% of the Funds' average net assets (including reinvested dividends paid with respect to those assets). Of this amount, the Distributor may reallocate to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Funds' average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. For the six month period ended April 30, 2005, the Funds incurred Rule 12b-1 fees of $60,961, $12,502, $20,166, and $10,490, for the Australia/ New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. Certain officers and trustees of the Funds, who are also officers and directors of the Adviser, the Administrator, or Distributor, received no compensation from the Funds. For the six month ended April 30, 2005, trustees of the Funds who are not "interested persons" received trustees' fees of $24,000.

      The Trust has entered into a Commission Recapture Agreement (the "Agreement") with Fifth Third Bank (the Funds' custodian) and Fifth Third Securities, Inc. (an affiliated broker/dealer of the custodian). Under the Agreement, the Trust may recapture a portion of the commissions each Fund pays to Fifth Third Securities, Inc. for the purpose of paying eligible expenses incurred by the Funds. Recaptured amounts are based upon a rebate calculation detailed in the Agreement. During the six month period ended April 30, 2005, the Funds recaptured expenses of $1,097, $1,629, $1,911 and $665 for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. The recaptured amounts were applied to the amounts due under a separate Custody Service Agreement with the custodian. The custodian fees caption on the statement of operations and the expense ratios in the financial highlights include the amounts that would have been incurred by the Funds for such services had they paid for the services directly in arms-length transactions. Such amounts are also shown as a corresponding reduction in total expenses, captioned as "fees paid indirectly".

Note 5 - Investments in Affiliates

      The Global Fund invests a portion of its assets in both the Australia/New Zealand Fund and the Japan Fund. The Funds are considered to be affiliated under the Investment Company Act of 1940 because they have the same Investment Adviser. When computing both the Advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the Australia/New Zealand Fund and the Japan Fund. Details of the Global Fund's holdings in the Australia/New Zealand and Japan Funds and related transactions during the six month period ended April 30, 2005 appear below.

                                     Beginning                              Ending       Dividend     Market
                                       shares       Purchases    Sales      Shares        Income*      Value
                                       ------       ---------    -----      ------        -------      -----
Australia/New Zealand Fund             31,455           3,400      --        34,855     $  54,273  $  548,971
Japan Fund                             36,589              --      --        36,589           --      130,623
                                                                                        ---------  ----------
Totals                                                                                  $  54,273  $  679,594
                                                                                        =========  ==========

* Dividends received were reinvested into the Australia/New Zealand Fund. The Global Fund received 3,400 shares from the reinvested dividends.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

Note 6 - Capital Stock

      At April 30, 2005 there were shares outstanding of 3,357,332, 3,447,462, 1,324,776, and 945,519 for the Australia/New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Transactions in capital stock were as follows:

                                               Commonwealth Australia/New Zealand Fund
                                -----------------------------------------------------------------------
                                      Six Month Period Ended                       Year Ended
                                          April 30, 2005                        October 31, 2004
                                          --------------                        ----------------
                                    SHARES            DOLLARS             SHARES            DOLLARS
                                --------------     --------------     --------------     --------------
Shares sold ................         7,793,967     $  129,195,576         31,487,072     $  470,812,285
Shares reinvested ..........           254,995          4,069,718             74,344          1,101,778
Shares redeemed ............        (7,320,772)      (121,432,306)       (31,220,737)      (467,199,731)
                                --------------     --------------     --------------     --------------
Net Increase ...............           728,190     $   11,832,988            340,679     $    4,714,332
                                ==============     ==============     ==============     ==============

                                                         Commonwealth Japan Fund
                                -----------------------------------------------------------------------
                                      Six Month Period Ended                       Year Ended
                                          April 30, 2005                        October 31, 2004
                                          --------------                        ----------------
                                    SHARES            DOLLARS             SHARES            DOLLARS
                                --------------     --------------     --------------     --------------
Shares sold ................        42,822,655     $  156,243,642         79,015,421     $  306,633,994
Shares redeemed ............       (41,557,844)      (156,244,150)       (78,612,553)      (306,112,830)
                                --------------     --------------     --------------     --------------
Net Increase (Decrease) ....         1,264,811     $    3,999,492            402,868     $      521,164
                                ==============     ==============     ==============     ==============

                                                         Commonwealth Global Fund
                                -----------------------------------------------------------------------
                                      Six Month Period Ended                       Year Ended
                                          April 30, 2005                        October 31, 2004
                                          --------------                        ----------------
                                    SHARES            DOLLARS             SHARES            DOLLARS
                                --------------     --------------     --------------     --------------
Shares sold ................         1,618,677     $   23,836,705          3,021,196     $   39,343,626
Shares reinvested ..........            35,405            528,241                 --                 --
Shares redeemed ............        (1,406,803)       (20,661,025)        (2,729,312)       (35,581,236)
                                --------------     --------------     --------------     --------------
Net Increase ...............           247,279     $    3,703,921            291,884     $    3,762,390
                                ==============     ==============     ==============     ==============

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                               Commonwealth Real Estate Securities Fund
                                -----------------------------------------------------------------------
                                      Six Month Period Ended                       Year Ended
                                          April 30, 2005                        October 31, 2004
                                          --------------                        ----------------
                                    SHARES            DOLLARS             SHARES            DOLLARS
                                --------------     --------------     --------------     --------------
Shares sold ................           323,688     $    3,610,322            640,410     $    6,224,940
Shares reinvested ..........             4,264             49,754                 --                 --
Shares redeemed ............           (12,930)          (146,056)            (9,913)          (100,317)
                                --------------     --------------     --------------     --------------
Net Increase ...............           315,022     $    3,514,020            630,497     $    6,124,623
                                ==============     ==============     ==============     ==============

Note 7 - Purchases and Sales of Securities

      Purchases and sales of investment securities (excluding short-term securities) by the Funds for the six month period ended April 30, 2005 were as follows:

                                               Purchases             Sales
                                               ---------             -----
Australia/New Zealand Fund ............    $  16,759,850        $    4,004,061
Japan Fund ............................        1,804,210             3,677,681
Global Fund ...........................        5,803,245             2,491,621
Real Estate Securities Fund ...........        2,472,976                    --

Note 8 - Options Written

      A call option gives the holder the right to buy the underlying stock from the writer (the Funds) at a speci-fied price within a fixed period of time. Therefore, the securities held by the Funds against which options are written may not be traded and are held in escrow by the custodian.

      Written option activity for the six month period ended April 30, 2005 was as follows:

                                                 Commonwealth Global Fund
                                                 ------------------------
                                          Number of Options    Amount of Premium
                                          -----------------    -----------------
Options outstanding at October 31, 2004 ..         50             $     18,345
Options written ..........................        655                  158,335
Options expired ..........................       (180)                 (29,650)
Options covered ..........................       (168)                 (42,255)
                                              -------             ------------
Options outstanding at April 30, 2005 ....        357             $    104,775
                                              =======             ============

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                        Commonwealth Real Estate Securities Fund
                                        ----------------------------------------
                                          Number of Options    Amount of Premium
                                          -----------------    -----------------
Options outstanding at October 31, 2004 ..          --            $         --
Options written ..........................          55                  26,974
Options expired ..........................          --                      --
Options covered ..........................          --                      --
                                              --------            ------------
Options outstanding at April 30, 2005 ....          55            $     26,974
                                              ========            ============

      The aggregate market value at April 30, 2005 of securities subject to call options is $1,033,779 or approximately 5.52% and $230,945 or approximately 2.20% of net assets for the Global Fund and Real Estate Securities Fund, respectively.

Note 9 - Tax Matters

      The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. As of October 31, 2004, the components of distributable earnings on a tax basis for the Funds were as follows:

                                         Undistributed     Undistributed
                                           Ordinary          Long-Term     Capital Loss      Unrealized    Distributable
                                            Income         Capital Gains   Carryforwards    Appreciation      Earnings
                                            ------         -------------   -------------    ------------      --------
Australia/New Zealand Fund .........    $    2,203,689    $   2,375,812    $        --     $   7,477,427   $  12,056,928
Japan Fund .........................                --               --       (328,303)          729,787         401,484
Global Fund ........................           276,742          247,748             --         2,534,515       3,059,005
Real Estate Securities Fund ........            16,585               --             --           503,391         519,976

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary income is attributable primarily to differing book/tax treatment of short term capital gains.

      As of October 31, 2004, the Funds had capital loss carryforwards and loss deferrals available for federal income tax purposes and utilized capital loss carryforwards and losses previously deferred during the year or period ended October 31, 2004 as follows:

                                                  Capital Loss Carryforwards Expiring
                                                              October 31,                     Carryforward and
                                         ----------------------------------------------------  Deferred Losses  Deferred for
                                             2006           2009           2011        Total      Utilized      Tax Purposes
                                             ----           ----           ----        -----   --------------   ------------
Australia/New Zealand Fund ..........    $        --     $       --     $      --   $      --  $       16,907    $     --
Japan Fund ..........................         22,502        261,843        43,958     328,303         643,421       1,297
Global Fund .........................             --             --            --          --          67,278       4,153
Real Estate Securities Fund .........             --             --            --          --              --       1,520

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

      The losses deferred for tax purposes consist of losses deferred on wash sales.

      For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at April 30, 2005 for each fund:

                                                              Gross           Gross              Net
                                           Cost           Appreciation     Depreciation      Appreciation
                                           ----           ------------     ------------      ------------
Australia/New Zealand Fund ......      $ 43,926,796       $  8,769,713     $  (706,833)      $  8,062,880
Japan Fund ......................         5,844,035            945,350        (207,171)           738,179
Global Fund .....................        16,541,070          3,085,740        (341,211)         2,744,529
Real Estate Securities Fund .....        10,460,991          1,012,157        (193,161)           818,996

      The tax character of distributions paid for the year ended October 31, 2004 and for the six month period ended April 30, 2005 were as follows:

                                                    October 31, 2004
                                                    ----------------
                                                        Long-Term             Total
                                   Ordinary Income     Capital Gains    Distributions Paid
                                   ---------------     -------------    ------------------
Australia/New Zealand Fund .....    $ 1,329,156         $        --        $  1,329,156

                                          Six Month Period Ended April 30, 2005
                                          -------------------------------------
                                                         Long-Term            Total
                                  Ordinary Income      Capital Gains    Distributions Paid
                                  ---------------      -------------    ------------------
Australia/New Zealand Fund .....    $ 2,477,137         $ 2,375,812        $  4,852,949
Global Fund ....................        276,858             251,901             528,759
Real Estate Securities Fund ....         50,535                  --              50,535

      There were no distributions paid for the Japan Fund, the Global Fund or the Real Estate Securities Fund during the year or period ended October 31, 2004.

      There were no distributions paid for the Japan Fund during the six month period ended April 30, 2005.

Note 10 - Revolving Credit Agreement

      The Trust has entered into a Revolving Credit Agreement with Fifth Third Bank (the "Bank"). Pursuant to the terms of the Agreement, the Bank extends to the Trust, a line of credit facility under which the Bank may make loans to the Trust on behalf of the Funds from time to time in an amount up to $10,000,000 as a temporary measure for extraordinary or emergency purposes based on instructions received from any authorized representative of the Trust. The Trust shall not at any time incur borrowings with respect to the Funds such that the aggregate loans then outstanding under this line of credit facility would exceed $10,000,000. Any principal

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

balance outstanding shall bear interest at the Federal Funds Rate of the Bank in effect at that time. As of April 30, 2005, the Japan Fund had $448,815 of outstanding loans with an interest rate of 4.45% and a due date of May 2, 2005. There were no loans outstanding for the Australia/New Zealand Fund, Global Fund and the Real Estate Securities Fund as of April 30, 2005. The average amount of borrowings and the average interest rate on those borrowings by the Trust during the six month period ended April 30, 2005 were as follows:

                                           Average                Average
                                           Principal           Interest Rate
                                           ---------           -------------
Australia/New Zealand Fund ...........     $   2,281               3.35%
Japan Fund ...........................       377,293               3.93%
Global Fund ..........................        30,328               4.01%

      There were no loans made to the Real Estate Securities Fund during the six month period ended April 30, 2005.

Note 11 - Other Matters

      Government and self-regulatory authorities have instituted investigations of various practices in the mutual fund industry, including investigations relating to market-timing, administration and books and recordkeeping requirements, among other things. These investigations cover investment advisors, distributors and transfer agents of mutual funds, as well as other firms. Commonwealth International Series Trust and FCA Corp are currently the subject of such investigation. Commonwealth International Series Trust and FCA Corp have complied with all requests to furnish documents and testimony relating to such activity. Commonwealth International Series Trust is incurring expenses in connection with this proceeding and related regulatory activities, a portion of which will be borne by the Funds and therefore impact the NAV and the Funds' shareholders. FCA Corp and the Commonwealth International Series Trust continue their commitment to the highest level of service through ongoing reviews of their internal policies, procedures and personnel, taking action where appropriate.

      While FCA Corp and the Commonwealth International Series Trust believe that these inquiries will not have a material adverse impact on the Funds and their shareholders, there can be no assurance that this inquiry and any policy surrounding or resulting from it will not result in reduced sale or increased redemptions of Commonwealth Fund shares, which could increase Commonwealth Fund transaction costs or operating expenses, or have other adverse consequences on the Commonwealth Funds.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - April 30, 2005 (Unaudited) (continued)
--------------------------------------------------------------------------------

Note 12 - Contingencies and Commitments

      In the normal course of business, the Funds enter into contracts that contain various representations and warrantees and provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

Additional Information (Unaudited)

      The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898; and on the Commission's website at http://www.sec.gov.

      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 888-345-1898; and on the Commission's website at http://www.sec.gov.

                    Commonwealth International Series Trust

                           5847 San Felipe, Suite 850
                              Houston, Texas 77057
                                 1-888-345-1898

                               INVESTMENT ADVISOR

                                    FCA Corp.
                           5847 San Felipe, Suite 850
                               Houston, TX 77057
                                 1-713-781-2856
                                 www.fcacorp.com

                                  ADMINISTRATOR

                              InCap Service Company
                            320 North Charles Street
                              Baltimore, MD 21201

                          DISTRIBUTOR & TRANSFER AGENT

                           Matrix Capital Group, Inc.
                             630 Fitzwatertown Road
                            Building A, Second Floor
                          Willow Grove, PA 19090-1904

                                 CUSTODIAN BANK

                                Fifth Third Bank
                               Fifth Third Center
                            38 Fountain Square Plaza
                              Cincinnati, OH 45263

                              INDEPENDENT AUDITORS

                        Briggs, Bunting & Dougherty, LLP
                        Two Penn Center Plaza, Suite 820
                          Philadelphia, PA 19102-1732

                                  LEGAL COUNSEL

                               Rabil & Ropka, LLC
                              215 Fries Mill Road
                             Turnersville, NJ 08012

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENT

Included in the Semi-Annual report to Shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None. There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive office and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

      (b) there were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    Commonwealth International Series Trust
                                ---------------------------------------


By (Signature and title)        /s/ Robert W. Scharar
                                -----------------------------------------
                                Robert W. Scharar, President

Date June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the Following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and title)        /s/ Robert W. Scharar
                                -----------------------------------------
                                Robert W. Scharar, President

Date June 29, 2005


By (Signature and title)        /s/ Larry E. Beaver, Jr.
                                -----------------------------------------
                                Larry E. Beaver, Jr. Treasurer

Date June 29, 2005